EXHIBIT 10.49

SECOND AMENDMENT TO AMENDED AND RESTATED
CREDIT AND SECURITY AGREEMENT

THIS SECOND AMENDMENT (the “Amendment”), dated May 23, 2008, is entered into by and between CHRISTOPHER & BANKS, INC. and CHRISTOPHER & BANKS COMPANY, each a Minnesota corporation (jointly and severally, the “Borrower,” and each a “Borrower” as the context requires), and WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Lender”), acting through its Wells Fargo Business Credit operating division.

RECITALS

A.            The Borrower and the Lender are parties to that certain Amended and Restated Credit and Security Agreement dated November 4, 2005, as amended by a First Amendment to Amended and Restated Credit and Security Agreement dated as of August 28, 2007 (as amended from time to time, the “Credit Agreement”). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

B.            The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1.             Defined Terms. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.  In addition, Section 1.1 of the Credit Agreement is amended by adding or amending, as the case may be, the following definitions:

“Business Day” means a day on which the Federal Reserve Bank of New York is open for business and, if such day relates to a LIBOR Advance, a day on which dealings are carried on in the London interbank eurodollar market.

“Default Rate” means an annual interest rate in effect during a Default Period or following the Termination Date, which interest rate shall be equal to two percent (2.0%) over the applicable Floating Rate or the LIBOR Advance Rate, as the case may be, as such rate may change from time to time.

“Floating Rate” means an annual interest rate equal to the sum of the Prime Rate minus one-quarter of one percent (0.25%), which interest rate shall change when and as the Prime Rate changes.

“Interest Period” means the period that commences on (and includes) the Business Day on which either a LIBOR Advance is made or continued or on which a Floating Rate Advance is converted to a LIBOR Advance and ending on (but excluding)

the Business Day numerically corresponding to such date that is one, two, three or six months thereafter as designated by the Borrower, during which period the outstanding principal balance of the LIBOR Advance shall bear interest at the LIBOR Advance Rate; provided, however, that:

(a)           No Interest Period may be selected for an Advance for a principal amount less than One Million Dollars ($1,000,000), and no more than five (5) different Interest Periods may be outstanding at any one time;

(b)           If an Interest Period would otherwise end on a day which is not a Business Day, then the Interest Period shall end on the next Business Day thereafter, unless that Business Day is the first Business Day of a month, in which case the Interest Period shall end on the last Business Day of the preceding month); and

(c)           No Interest Period applicable to a Revolving Advance may end later than the Maturity Date.

“LIBOR” means the rate per annum (rounded upward, if necessary, to the nearest whole 1/16th of one percent (1%)) determined pursuant to the following formula:

LIBOR =	Base LIBOR
100% - LIBOR Reserve Percentage

(i)            “Base LIBOR” means the rate per annum for United States dollar deposits quoted by the Lender as the Inter-Bank Market Offered Rate, with the understanding that such rate is quoted by the Lender for the purpose of calculating effective rates of interest for loans making reference thereto, on the first day of a Interest Period for delivery of funds on said date for a period of time approximately equal to the number of days in such Interest Period and in an amount approximately equal to the principal amount to which such Interest Period applies.  The Borrower understands and agrees that the Lender may base its quotation of the Inter-Bank Market Offered Rate upon such offers or other market indicators of the Inter-Bank Market as the Lender in its discretion deems appropriate including the rate offered for U.S. dollar deposits on the London Inter-Bank Market.

(ii)           “LIBOR Reserve Percentage” means the reserve percentage prescribed by the Board of Governors of the Federal Reserve System (or any successor) for “Eurocurrency Liabilities” (as defined in Regulation D of the Federal Reserve Board, as amended), adjusted by the Lender for expected changes in such reserve percentage during the applicable Interest Period.

“LIBOR Advance” means an Advance bearing interest at the LIBOR Advance Rate.

“LIBOR Advance Rate” means an annual interest rate equal to the sum of LIBOR plus one and three-quarters of one percent (1.75%).

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“Maturity Date” means June 30, 2011.

“Officer” means the Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, Vice President-Treasury and Vice President-Finance of the Borrower.

“Premises” means all locations where the Borrower conducts its business or has any rights of possession, including as of the date set forth in Exhibit C attached hereto, the locations described in Exhibit C.

2.             The definition of “Wells Fargo Bank Affiliate Obligations” shall be deleted in its entirety from the Credit Agreement and shall not be replaced, and each reference in the Credit Agreement to “Obligations” shall be deleted and replaced with the term “Indebtedness”, and Section 1.1 of the Agreement shall further be amended to include the following definition:

“Indebtedness” is used in its most comprehensive sense and means any debts, obligations and liabilities of Borrower to Lender, whether incurred in the past, present or future, whether voluntary or involuntary, and however arising, and whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and including without limitation indebtedness arising under any swap, derivative, foreign exchange, hedge, deposit, treasury management or any similar transaction or arrangement that Borrower may enter into at any time with Lender, whether or not Borrower may be liable individually or jointly with others, or whether recovery upon such Indebtedness may subsequently become unenforceable.

3.             Procedures for Requesting Advances.  Section 2.2 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

Section 2.2            Procedures for Requesting Advances.  The Borrower shall comply with the following procedures in requesting Revolving Advances:

(a)           Type of Advances.  Each Advance shall be funded as either a Floating Rate Advance or a LIBOR Advance, as the Borrower shall specify in a request delivered to the Lender conforming to the requirements of Section 2.2(b); Floating Rate Advances and LIBOR Advances may be outstanding at the same time.  Each request for a LIBOR Advance shall be in multiples of $1,000,000, with a minimum request of at least $1,000,000.  LIBOR Advances shall not be available during Default Periods.

(b)           Time for Requests.  The Borrower shall request each Advance so that it is received by Lender not later than the Cut-off Time (i) with respect to an Advance that is a Floating Rate Advance, on the Business Day on which the Advance is to be made, and (ii) with respect to an Advance that is a LIBOR Advance, on the Business Day that is two (2) Business Days prior to the Business Day on which the Advance is to be made.  Each request that conforms to the terms of this Agreement shall be effective upon receipt by the Lender, shall be in writing or by telephone or telecopy transmission, and in the case of a request by telephone or telecopy transmission, shall be confirmed in writing (including e-mail) by the Borrower if so requested by the Lender, by (i) an Officer; or (ii)

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a Person designated as the Borrower’s agent by an Officer in a writing delivered to the Lender; or (iii) a Person whom the Lender reasonably believes to be an Officer or such a designated agent, which confirmation shall specify whether the Advance shall be a Floating Rate Advance or a LIBOR Advance and, with respect to any LIBOR Advance, shall specify the principal amount of the LIBOR Advance and the Interest Period applicable thereto.  The Borrower shall repay all Advances even if the Lender does not receive such confirmation and even if the Person requesting an Advance was not in fact authorized to do so.  Any request for an Advance, whether written or telephonic, shall be deemed to be a representation by the Borrower that the conditions set forth in Section 4.2 have been satisfied as of the time of the request.

(c)           Disbursement.  Upon fulfillment of the applicable conditions set forth in Article IV, the Lender shall disburse the proceeds of the requested Advance by crediting the Borrower’s operating account maintained with Lender unless the Lender and the Borrower shall agree to another manner of disbursement.

4.             LIBOR Advances.  Section 2.2A is hereby added to the Credit Agreement as follows:

Section 2.2A         LIBOR Advances.

(a)           Converting Floating Rate Advances to LIBOR Advances; Procedures.  So long as no Default Period is in effect, the Borrower may convert all or any part of the principal amount of any outstanding Floating Rate Advance into a LIBOR Advance by requesting that the Lender convert same no later than the Cut-off Time on the Business Day that is two (2) Business Days prior to the Business Day on which the Borrower wishes the conversion to become effective.  Each request that conforms to the terms of this Agreement shall be effective upon receipt by the Lender and shall be confirmed in writing (including e-mail) by the Borrower if the Lender so requests by any Officer or designated agent identified in Section 2.2(b) or Person reasonably believed by the Lender to be such an Officer or designated agent, which request shall specify the Business Day on which the conversion is to occur, the total amount of the Floating Rate Advance to be converted, and the applicable Interest Period.  Each such conversion shall occur on a Business Day, and the aggregate amount of Floating Rate Advances converted to LIBOR Advances shall be in multiples of $1,000,000, with a minimum conversion amount of at least $1,000,000.

(b)           Procedures at End of an Interest Period.  Unless the Borrower requests a new LIBOR Advance in accordance with the procedures set forth below, or prepays the principal of an outstanding LIBOR Advance at the expiration of an Interest Period, the Lender shall automatically and without request of the Borrower convert each LIBOR Advance to a Floating Rate Advance on the last day of the relevant Interest Period.  So long as no Default exists, the Borrower may cause all or any part of any maturing LIBOR Advance to be renewed as a new LIBOR Advance by requesting that the Lender continue the maturing Advance as a LIBOR Advance no later than the Cut-off Time on the Business Day that is two (2) Business Days prior to the Business Day constituting the

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first day of the new Interest Period.  Each such request shall be confirmed in writing (including e-mail) by the Borrower upon the Lender’s request by any Officer or designated agent identified in Section 2.2(b), or by a Person reasonably believed by the Lender to be such an Officer or designated agent, which confirmation shall be effective upon receipt by the Lender, and which shall specify the amount of the expiring LIBOR Advance to be continued and the applicable Interest Period.  Each new Interest Period shall begin on a Business Day and the amount of each LIBOR Advance shall be in multiples of $1,000,000, with a minimum Advance of at least $1,000,000.

(c)           Setting and Notice of Rates.  The Lender shall, with respect to any request for a LIBOR Advance under Section 2.2 or a conversion or renewal of a LIBOR Advance under this Section 2.2A, provide the Borrower with a LIBOR quote for each Interest Period identified by the Borrower on the Business Day on which the request was made, if the request is received by the Lender prior to the Cut-off Time, or for requests received by the Lender after the Cut-off Time, on the next Business Day or on the Business Day on which the Borrower has requested that the LIBOR Advance be made effective. If the Borrower does not immediately accept a LIBOR quote, the quoted rate shall expire and any subsequent request from Borrower for a LIBOR quote shall be subject to redetermination by the Lender of the applicable LIBOR for the LIBOR Advance.

(d)           Taxes and Regulatory Costs.  The Borrower shall pay the Lender with respect to any Advance, upon demand and in addition to any other amounts due or to become due hereunder, any and all (i) withholdings, interest equalization taxes, stamp taxes or other taxes (except income and franchise taxes) imposed by any domestic or foreign governmental authority and related in any manner to LIBOR, and (ii) future, supplemental, emergency or other changes in the LIBOR Reserve Percentage, assessment rates imposed by the Federal Deposit Insurance Corporation, or similar requirements or costs imposed by any domestic or foreign governmental authority or resulting from compliance by the Lender with any request or directive (whether or not having the force of law) from any central bank or other governmental authority and related in any manner to LIBOR to the extent they are not included in the calculation of LIBOR.  In determining which of the foregoing are attributable to any LIBOR option available to the Borrower hereunder, any reasonable allocation made on a timely basis by the Lender among its operations shall be conclusive and binding upon the Borrower.

5.             Contracted Funds Breakage Fees.  Section 2.6(g) is hereby added to the Credit Agreement as follows:

(g)           Contracted Funds Breakage Fees.  The Borrower may prepay the principal amount of the Revolving Note at any time in any amount, whether voluntarily or by acceleration, provided, however, that if the principal amount of any Revolving Note LIBOR Advance is prepaid, the Borrower shall pay to the Lender immediately upon demand a contracted funds breakage fee equal to the sum of the discounted monthly differences for each month from the month of prepayment through the month in which such Interest Period matures, calculated as follows for each such month:

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(i)            Determine the amount of interest which would have accrued each month on the amount prepaid at the interest rate applicable to such amount had it remained outstanding until the last day of the applicable Interest Period.

(ii)           Subtract from the amount determined in (i) above the amount of interest which would have accrued for the same month on the amount prepaid for the remaining term of such Interest Period at LIBOR in effect on the date of prepayment for new loans made for such term in a principal amount equal to the amount prepaid.

(iii)          If the result obtained in (ii) for any month is greater than zero, discount that difference utilizing the LIBOR set forth in (ii) above as the discount factor.

The Borrower acknowledges that prepayment of the Revolving Note may result in the Lender incurring additional costs, expenses or liabilities, and that it is difficult to ascertain the full extent of such costs, expenses or liabilities.  The Borrower therefore agrees to pay the above-described contracted funds breakage fee and agrees that said amount represents a reasonable estimate of the contracted funds breakage costs, expenses and/or liabilities of the Lender.

6.             Time for Interest Payments.  Section 2.7(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(a)           Time For Interest Payments.  Accrued and unpaid interest accruing on Floating Rate Advances shall be due and payable on the first day of each month and on the Termination Date (each an “Interest Payment Date”), or if any such day is not a Business Day, on the next succeeding Business Day. Interest will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of advance to the Interest Payment Date.  If an Interest Payment Date is not a Business Day, payment shall be made on the next succeeding Business Day.  Interest accruing on each LIBOR Advance shall be due and payable on the last day of the applicable Interest Period; provided, however, for Interest Periods that are longer than one month, interest shall nevertheless be due and payable monthly on the last day of each month, and on the last day of the Interest Period.

7.             Grant of Security Interest.  Section 3.1 of the Credit Agreement shall be deleted in its entirety and restated as follows:

Section 3.1            Grant of Security Interest. The Borrower hereby pledges, assigns and grants to Lender, a lien and security interest (collectively referred to as the “Security Interest”) in the Collateral, as security for the payment and performance of: (a) all present and future Indebtedness of the Borrower to Lender; (b) all obligations of the Borrower and rights of Lender under this Agreement; and (c) all present and future obligations of the Borrower to Lender of other kinds. Upon request by Lender, the

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Borrower will grant Lender a security interest in all commercial tort claims that the Borrower may have against any Person.

8.             Inventory and Equipment Locations.  Section 5.1 of the Credit Agreement is hereby amended to add the following immediately prior to the last sentence:

Notwithstanding the foregoing, with respect to Inventory and Equipment located at the Borrower’s store locations, such representation is made as of the date set forth on the list of stores attached to Exhibit C and incorporated by reference to Schedule 5.1.

9.             Capitalization.  Section 5.2 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

Section 5.2            Capitalization.  Schedule 5.2 (a) constitutes a correct and complete list of all Persons holding ownership interests and rights to acquire ownership interests, which if fully exercised would cause such Person to hold more than five percent (5%) of all ownership interests of the Borrower on a fully diluted basis, and (b) sets forth the ownership structure of all Subsidiaries of the Borrower, as of the date set forth thereon.

10.           Subsidiaries.  Section 5.5 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

Section 5.5            Subsidiaries.  Except as set forth on Schedule 5.2, the Borrower has no subsidiaries.  Borrower will provide Lender not less than ten (10) days’ notice prior to the creation of any new Subsidiary, provided further that such Subsidiary shall execute and deliver to Lender a guaranty in favor of the Lender, in form and substance satisfactory to the Lender, guaranteeing the Obligations of the Borrower, or, at Lender’s discretion, such Subsidiary shall become a Borrower, in each case within thirty (30) days of the creation of such Subsidiary, if such Subsidiary exists at such date.

11.           Litigation.  Section 5.7 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

Section 5.7            Litigation.  Except as set forth on Schedule 5.7, there are no actions, suits or proceedings pending or, to the Borrower’s knowledge, threatened against or affecting the Borrower or any of its Affiliates or the properties of the Borrower or any of its Affiliates before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to the Borrower or any of its Affiliates, would have a material adverse effect on the financial condition, properties or operations of the Borrower or any of its Affiliates.

12.           Intellectual Property Rights.  Section 5.11 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

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Section 5.11         Intellectual Property Rights.  Except for Owned Intellectual Property (as defined below) no longer necessary in the operation of Borrower’s business, Schedule 5.11 is a complete list of all patents, applications for patents, trademarks, applications to register trademarks, service marks, applications to register service marks, mask works, trade dress and copyrights for which the Borrower is the owner of record (the “Owned Intellectual Property”); provided, however, that with respect to copyrights, the Borrower will provide a then current list of all copyrights as soon as is practicable, but in any event not later than thirty (30) days after request by the Lender, if the Lender is unable to obtain such list, in form and substance acceptable to the Lender, from the database maintained by the U.S. Copyright Office and accessible via its website.  Except as disclosed on Schedule 5.11, and except for Owned Intellectual Property no longer necessary in the operation of Borrower’s business, (i) the Borrower owns the Owned Intellectual Property free and clear of all restrictions (including covenants not to sue a third party), court orders, injunctions, decrees, writs or Liens, whether by written agreement or otherwise, (ii) no Person other than the Borrower owns or has been granted any right in the Owned Intellectual Property, (iii) all Owned Intellectual Property is valid, subsisting and enforceable and (iv) the Borrower has taken all commercially reasonable action necessary to maintain and protect the Owned Intellectual Property.

13.           Reporting Requirements.  Section 6.1(h) of the Credit Agreement is hereby deleted in its entirety and replaced with “Intentionally Omitted”.

14.           Permitted Liens.  Section 6.3(a)(iv) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(iv)          Purchase money Liens relating to indebtedness or capitalized lease obligations for the acquisition of machinery and equipment (including vehicles) of the Borrower not exceeding the lesser of cost or fair market value thereof and so long as no Default Period is then in existence and none would exist immediately after such acquisition;

15.           Investments and Subsidiaries.  The reference to “Schedule 5.5” contained in Section 6.6(d) of the Credit Agreement is hereby deleted in its entirety and replaced with “Schedule 5.2,” and any and all other references to Schedule 5.5 contained in the Credit Agreement are hereby deleted in their entirety.  In addition, Section 6.6 of the Credit Agreement is hereby amended by adding the following subsection (e)

(e)           Investments related to a transaction permitted under Section 6.17, below.

16.           Consolidation and Merger; Asset Acquisitions.  Section 6.17 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

Section 6.17         Consolidation and Merger; Acquisitions.  Neither a Borrower nor the Guarantor will consolidate with or merge into any Person, or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a

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consolidation or merger) the stock or other equity interests or all or substantially all the assets of any other Person unless:

(a)           the Person formed by such consolidation or into which the Borrower or the Guarantor, as the case may be, is merged (if the Borrower or the Guarantor is not the surviving entity), the Person that acquires by conveyance or transfer all or substantially all of the properties and assets of the Borrower or the Guarantor, as the case may be, or the Person which is acquired (i) shall be a Person organized and existing under the laws of the United States of America or any State or the District of Columbia, (ii) shall expressly assume by an amendment to or restatement of this Agreement, or the Guaranty, as applicable, the performance of every covenant of this Agreement on the part of the Borrower or of the Guaranty on the part the Guarantor to be performed or observed and (iii) if such Person is a holding company with a significant portion of its operations conducted and assets held by one or more subsidiaries, shall provide for guaranties from such subsidiaries on substantially the same terms and conditions as are set forth in the Guaranty;

(b)           immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

(c)           immediately after giving effect to such transaction, the Person formed by such consolidation or into which the Borrower or the Guarantor, as the case may be, is merged or the Person that acquired by conveyance or transfer the stock or other equity interests, or all or substantially all of the properties and assets of the Borrower or the Guarantor, as the case may be, shall have a tangible net worth of not less than the consolidated tangible net worth of the Borrower and Guarantor immediately preceding such transaction;

(d)           the Borrower and the Guarantor have delivered to the Lender an officer’s certificate stating that such consolidation, merger, conveyance, transfer or acquisition and such amendment or restatement complies with this Section 6.17 and that all conditions precedent herein relating to such transaction have been complied with; and

(e)           such consolidation, merger, conveyance, transfer or acquisition has been approved prior to the transaction in writing by the Lender and such approval shall not be unreasonably withheld; provided, however, that no approval by the Lender is required for any acquisition by a Borrower or Guarantor of all of the outstanding stock or other equity interests, or all or substantially all of the assets of any other Person and/or a consolidation or merger in which the Borrower or Guarantor is the surviving Person, as long as the following conditions are satisfied:

(i)            the conditions specified in subsections (a) through (d) above, as applicable, are satisfied;

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(ii)           the line or lines of business of the Person or assets to be acquired by, or merged or consolidated into, such Borrower or Guarantor are substantially the same line of business conducted by the Borrower; and

(iii)          the aggregate purchase price of all acquisitions and value of any consideration for any merger or consolidation (including, for any transaction, the assumption of any liabilities) by the Borrowers and Guarantor for the current fiscal year to date, including the proposed acquisition, merger or consolidation, is less than or equal to $25,000,000.

Upon any consolidation or merger of the Borrower or the Guarantor into another entity, or any conveyance or transfer of all or substantially all of the properties and assets of the Borrower or the Guarantor in accordance herewith, the successor entity formed by such consolidation or into which the Borrower or the Guarantor, as the case may be, is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of the Borrower under this Agreement with the same effect as if such successor entity had been named as the Borrower herein.

17.           Premises.  Exhibit C of the Credit Agreement is hereby replaced with Exhibit C attached hereto.

18.           Credit Agreement Schedules.  Schedules 5.1, 5.2, 5.7, 5.11, 5.14, 6.3 and 6.4 to the Credit Agreement are hereby replaced with Schedules 5.1, 5.2, 5.7, 5.11, 5.14, 6.3 and 6.4 attached hereto.

19.           Dissolution of Christopher & Banks Services Company.  The parties acknowledge and agree that on or about November 2, 2007, Christopher & Banks Services Company, a Minnesota corporation (“CBSC”), and a Borrower under the Credit Agreement, was dissolved pursuant to Articles of Dissolution filed with the Minnesota Secretary of State.  Borrowers hereby represent and warrant that CBSC did not have any outstanding debts, obligations or liabilities (other than the Indebtedness under the Credit Agreement) and that any and all properties, assets and claims of CBSC were distributed to Christopher & Banks Company, a Minnesota corporation and the sole shareholder of CBSC.  Any and all references to CBSC in the Credit Agreement and Loan Documents are hereby removed from such documents.

20.           Waiver of Defaults. The dissolution of CBSC discussed in Paragraph 19, above constitutes an Event of Default under Section 7.1(e) of the Credit Agreement (the “Existing Default”).  Upon the terms and subject to the conditions set forth in this Amendment, Lender hereby waives the Existing Default. This waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and this waiver shall not entitle the Borrower to any other or further waiver in any similar or other circumstances.

21.           No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

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22.           Conditions Precedent. This Amendment shall be effective when the Lender shall have received an executed original hereof together with the Acknowledgment and Agreement of Guarantor set forth at the end of this Amendment, duly executed by the Guarantor.

23.           Undertakings.  Borrower hereby agrees that within sixty (60) days of the date of this Amendment, Borrower shall deliver to Lender an appropriate third-party disclaimer and consent or waiver related to Borrowers’ Inventory located at the Shepherdsville, Kentucky inventory location listed on Schedule 5.1 attached hereto.

24.           Representations and Warranties. The Borrower hereby represents and warrants to the Lender as follows:

(a)           The Borrower has all requisite power and authority to execute this Amendment and any other agreements or instruments required hereunder and to perform all of its obligations hereunder, and this Amendment and all such other agreements and instruments has been duly executed and delivered by the Borrower and constitute the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

(b)           The execution, delivery and performance by the Borrower of this Amendment and any other agreements or instruments required hereunder have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

(c)           After giving effect to this Amendment, all of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

25.           References.  All references in the Credit Agreement to “this Agreement” shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

26.           No Other Waiver. Except as set forth in Paragraph 20 hereof, the execution of this Amendment and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or a waiver of any breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

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27.           Release. The Borrower, and each Guarantor executing the Acknowledgment and Agreement of Guarantor set forth below, hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

28.           Costs and Expenses. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

29.           Miscellaneous. This Amendment and the Acknowledgment and Agreement of Guarantor set forth below may be executed in any number of counterparts and by facsimile or e-mail transmission, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

[Remainder of Page Intentionally Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

LENDER:		BORROWER:

WELLS FARGO BANK, NATIONAL ASSOCIATION		CHRISTOPHER & BANKS, INC.

By	/s/ Kerri L. Otto	By:	/s/ Andrew K. Moller
Kerri L. Otto		Andrew K. Moller
Its Vice President		Executive Vice President &
Chief Financial Officer

CHRISTOPHER & BANKS COMPANY

		By:	/s/ Andrew K. Moller
Andrew K. Moller Executive Vice President & Chief Financial Officer

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR

The undersigned, a guarantor of the indebtedness of CHRISTOPHER & BANKS, INC., and CHRISTOPHER & BANKS COMPANY, each a Minnesota corporation (collectively referred to herein as, the “Borrower”) to WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Lender”), acting through its Wells Fargo Business Credit operating division, pursuant to a Guaranty dated November 4, 2005 (the “Guaranty”), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in Paragraph 28 of the Amendment) and execution thereof; (iii) reaffirms all obligations to Lender pursuant to the terms of the Guaranty; and (iv) acknowledges that Lender may amend, restate, extend, renew or otherwise modify the Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Guaranty for all of the Borrower’s present and future indebtedness to the Lender.

CHRISTOPHER & BANKS CORPORATION

/s/ Andrew K. Moller
By Andrew K. Moller
Its Executive Vice President and
Chief Financial Officer

Exhibit C to Credit and Security Agreement

PREMISES

The Premises referred to in the Credit and Security Agreement are as follows:

1.  Headquarters and Distribution Center:

2400 Xenium Lane North

Plymouth, Minnesota 55441

2.  Stores:

See attached spreadsheets.

Christopher and Banks Address Directory
Revised 5/23/2008

102    White Bear Center
4395 Lake Avenue South
White Bear Lake, MN 55110
651-426-4042

103    Woodbury Lakes Bldg A
9100 Hudson Road Suite #112
Woodbury, MN 55125
651-264-0123

105    Central Square Mall
201 NW 46 Street
Grand Rapids, MN 55744
218-326-4330

106    Northgate Mall
9483 Colerain Avenue
Cincinnati, OH 45251
513-245-0564

108    Southdale Center
2330 Southdale Center
Edina, MN 55435
952-920-1830

109    Arbor Lakes #Bldg 14
7876 Main Street North
Maple Grove, MN 55369
763-773-2000

111    Maplewood Mall
3001 White Bear Avenue
Suite 2014
Maplewood, MN 55109
651-770-3921

112    Crossroads Shopping Center
4101 West Division St.
Suite B37
St. Cloud, MN 56301-6601
320-253-0170

113    Washington Square Mall
815 Lake Avenue
Detroit Lakes, MN 56501
218-847-4958

115    Columbia Mall #427
2800 Columbia Road
Grand Forks, ND 58201
701-772-6637

116    Rapids Mall
555 West Grand Ave. B-4
Wisconsin Rapids, WI 54495
715-421-2730

117    Paul Bunyan Mall
1401 Paul Bunyan Drive NW
Bemidji, MN 56601
218-751-5812

118    Prairie Hills Mall
1681 3rd Ave W
Dickinson, ND 58601
701-225-6896

119    Southtown Center #511
7833 Southtown Center
Bloomington, MN 55431
952-886-9053

120    Westdale Mall
2600 Edgewood Road SW
Cedar Rapids, IA 52404
319-396-3257

121    Southpoint Pavilions #L-17
2940 Pine Lake Road, Suite O
Lincoln, NE 68516
402-420-6888

122    West Acres Mall
I-29 and 13th Avenue South
Fargo, ND 58103
701-282-9308

124    Holiday Mall
425 COLLEGE DRIVE S
STE #6
DEVILS LAKE, ND 58301
701-662-5095
(must be in all caps where shown)

126    Crossroads Mall
217 S. 25th Street (C4)
Fort Dodge, IA 50501
515-955-5282

127    Dakota Square
214 Dakota Square
Minot, ND 58701
701-852-2444

128    Valley View Mall #121
3800 State Rd 16
LaCrosse, WI 54601-1898
608-781-0560

129    The Village of Blaine #314
4255 Pheasant Ridge Drive
Blaine, MN 55449
763-783-7251

130    Kirkwood Mall
630 Kirkwood Mall
Bismarck, ND 58504
701-222-2993

132    Crossroads Mall #209
2060 Crossroads Blvd.
Waterloo, IA 50702
319-226-3211

133    Westfield Mall-Gateway
6100 “O” Street #516
Lincoln, NE 68505
402-467-2593

135    Southpark Mall
4500 16th Street
Moline, IL 61265
309-762-9338

136    Southern Hills Mall
4400 Sergeant Road, Suite 402
Sioux City, IA 51106-4752
712-274-2633

137    Northpark Mall
320 West Kimberly Road
Davenport, IA 52806
563-386-4924

138    Rosedale Mall #593
342 Rosedale Center
Roseville, MN 55113
651-634-4022

139    Independence Center, #1152
18805 East 39th
Independence, MO 64057
816-795-9309

140    Bay Park Square
251 Bay Park Square
Green Bay, WI 54304
920-499-2978

Christopher and Banks Address Directory
Revised 5/23/2008

141    Regency Mall
5630 Durand Avenue
Racine, WI 53406
262-554-0275

142    Westland Mall
550 South Gear Ave., Suite #42
West Burlington, IA 52655
319-753-6555

143    Kandi Mall
1605 South 1st Street
Willmar, MN 56201
320-235-0616

144    Capital Mall
3600 Country Club Drive
Jefferson City, MO 65109
573-893-4575

146    Frontier Mall
1400 Del Range Boulevard
Cheyenne, WY 82001
307-638-4461

147    The Kennedy Mall #638
555 John F. Kennedy Road
Dubuque, IA 52002
563-582-4033

148    Crossroads Mall #1130
1130 Crossroads Blvd.
Oklahoma City, OK 73149
405-631-3783

149    Silver Lake Mall #117
200 W. Hanley Avenue
Coeur D’Alene, ID 83814
208-762-4522

150    Kaleidoscope
655 Walnut, Suite #228
Des Moines, IA 50309
515-243-4485

151    Eden Prairie Center #1140
8251 Flying Cloud Dr.
Eden Prairie, MN 55344
952-943-0255

152    Southbridge Mall
100 South Federal #309
Mason City, IA 50401
641-423-2849

153    Lakewood Mall #21
3315 6th Avenue SE
Aberdeen, SD 57402
605-226-1556

154    Oakpark Mall #212
1301 NW 18th Avenue
Austin, MN 55912
507-437-8541

155    Janesville Mall
2500 Milton Avenue
Janesville, WI 53545
608-752-3042

156    East Ridge Mall
601 Wyoming Boulevard #283
Casper, WY 82609
307-265-0660

157    East Town Mall #15
2350 East Mason
Green Bay, WI 54302
920-468-4061

158    Burnsville Center
2022 Burnsville Center
Burnsville, MN 55306
952-435-1717

159    Merle Hay Mall
3800 Merle Hay Rd., Suite #920
Des Moines, IA 50310
515-270-9688

160    Green Bay Plaza #6F
807 S Military
Green Bay, WI 54303
920-490-0639

161    Viking Plaza #B-4
3015 Highnay 29 South
Alexandria, MN 56308
320-762-0472

162    New Towne Mall #317
400 Mill Avenue S.E.
New Philadelphia, OH 44663
330-308-9403

163    Greeley Mall
1955 Greeley Mall
Greeley, CO 80631
970-356-5009

164    Westfield-Great Northern
524 Great Northern Mall
North Olmsted, OH 44070
440-716-8284

165    Wausau Center
C324 Wausau Center
Wausau, WI 54403
715-848-3464

166    Great Northern Mall
4155 Route 31
Clay, NY 13041
315-622-2829

167    Marshalltown Mall
2500 South Center Street
Marshalltown, IA 50158
641-753-0631

168    Manhattan Towne Center
100 Manhattan Towne Ctr. #270
Manhattan, KS 66502
785-539-8202

169    Jordan Creek Town Center
101 Jordan Creek Parkway
Suite 11280
West Des Moines, IA 50266
515-223-0631

170    Time Square
7605 148th Street
Apple Valley, MN 55124
952-432-9287

171    Northland Mall
954 West Northland Avenue
Appleton, WI 54911
920-739-1099

172    Forest Mall
835 West Johnson Street
Fond du Lac, WI 54935
920-922-2133

173    North Grand Mall
2801 Grand Avenue
Ames, IA 50010
515-232-2018

Christopher and Banks Address Directory
Revised 5/23/2008

174    Beaver Valley Mall
344 Route 18
Monaca, PA 15061
724-775-5088

175    1140 College Square Mall
Cedar Falls, IA 50613
319-277-6397

176    Fair Oaks Mall
2284 25th Street
Columbus, IN 47201
812-372-0965

177    Alton Square #A09
116 Alton Square
Alton, IL 62002
618-463-2350

178    Fox River Mall #322
4301 West Wisconsin
Appleton, WI 54913
920-733-2331

179    Valley West Mall
1551 Valley West Dr., #235
West Des Moines, IA 50266
515-223-0312

180    Hickory Point Mall
1125 Hickory Point Mall
Forsyth, IL 62535
217-875-3867

181    Westfield Southlake Mall
1955 Southlake Mall
Merrillville, IN 46410
219-736-6007

182    1308 Spring Hill Mall
West Dundee, IL 60118
847-426-3635

183    111 Conestoga Mall
3404 West 13th Street
Grand Island, NE 68803
308-381-2824

184    Lima Mall #158
2400 Elida Road
Lima, OH 45805
419-221-1031

185    Summit Mall #140
3265 West Market Street
Akron, OH 44333
330-869-9356

186    Lindale Mall
4444 1st Avenue NE #142
Cedar Rapids, IA 52402
319-393-5764

187    Montclair Center
13029 West Center Road
Omaha, NE 68144
402-333-0805

188    Eastland Mall #312
800 No. Green River Road
Evansville, IN 47715
812-477-0840

189    Mall of the Bluffs #302
1751 Madison Avenue
Council Bluffs, IA 51503
712-322-6276

190    Oakwood Mall
4800 Golf Road
Eau Claire, WI 54701
715-834-2928

191    East Towne Mall
48 East Towne Mall, #D-404
Madison, WI 53704
608-249-7712

192    127 Central Mall
2259 South 9th Street
Salina, KS 67401
785-823-6114

195    Westfield Chesterfield
267 Chesterfield Mall
Chesterfield, MO 63017
636-536-2710

196    Village Mall
2917 North Vermilion
Danville, IL 61832
217-443-4233

197    River Valley Mall #709
1635 River Valley Circle
Lancaster, OH 43130
740-687-1746

198    Chapel Hill Mall #981
2000 Brittain Road
Akron, OH 44310
330-634-1397

200    Huntington Mall #840
P.O. Box 4005
Barboursville, WV 25504-4000
304-733-2901

201    Coral Ridge Mall #312
1451 Coral Ridge Avenue
Iowa City, IA 52241
319-625-2803

202    White Oaks Mall #A-03
2501 W. Wabash Avenue
Springfield, IL 62704
217-726-5530

203    Miller Hill Mall #I-3
1600 Miller Trunk Highway
Duluth, MN 55811
218-720-3490

204    Meridian Mall #553
1982 W. Grand River Avenue
Okemos, MI 48864
517-347-1671

206    Eastland Mall #D-40
2739 S. Hamilton Road
Columbus, OH 43232
614-861-9511

207    Twin Peaks Mall
1250 S. Hover Road Suite #75
Longmont, CO 80501
303-485-5345

208    Brookfield Square Mall #D-42
95 North Moorland Road
Brookfield, WI 53005
262-796-1567

209    Commerce Center
2232 Commerce Boulevard
Mound, MN 55364
952-472-8040

210    Parmatown Mall #73
7953 W. Ridgewood Drive
Parma, OH 44129
440-845-4457

Christopher and Banks Address Directory
Revised 5/23/2008

212           Chapel Hills Mall #413
1710 Briargate Blvd.
Colorado Springs, CO 80920
719-528-6504

213           Hutchinson Mall #B-9
1500 East 11th Street
Hutchinson, KS 67501
620-665-0058

214           Nittany Mall #607-608
East College Avenue
State College, PA 16801
814-867-0898

215           Viewmont Mall #774
Scranton, PA 18508
570-344-5142

216           Westshore Mall
12331 James Street, Suite 128
Holland, MI 49424
616-393-0155

217           Empire Mall
4001 West 41st Street #840
Sioux Falls, SD 57106-6512
605-361-7405

218           Sandburg Mall
1150 West Carl Sandburg Drive
Galesburg, IL 61401
309-344-1284

219           Faribo West Mall
200 Western Avenue Suite B4
Faribault, MN 55021
507-332-0536

220           Morgantown Mall
9913 Mall Road
Morgantown, WV 26501
304-983-6613

221           232 Birchwood Mall
4350 24th Avenue
Fort Gratiot, MI 48059
810-385-7640

222           The Mall at Greece Ridge
#H-19a
257 Greece Ridge Center Drive
Rochester, NY 14626
585-227-0490

223           River Hills Mall
1850 Adams Street, #214
Mankato, MN 56001-4840
507-345-1951

225           #84 Quincy Place Mall
1110 Quincy Avenue
Ottumwa, IA 52501
641-683-1315

226           Ashland Town Center #178
500 Winchester Ave.
Ashland, KY 41101
606-326-0721

227           West Gate Mall
14136 Baxter Drive
Baxter, MN 56425
218-828-8399

228           #57 Watertown Mall
1300 9th Avenue SE
Watertown, SD 57201
605-886-2195

230           Apache Mall Space # 1070
333 Apache Mall
Rochester, MN 55902
507-281-2011

232           Grand Traverse Mall #410
3200 S. Airport Road West
Traverse City, MI 49684
231-935-4433

233 Mall of America #270
270 South Boulevard
Bloomington, MN 55425
952-858-8512

234           Cedar Mall
2900 South Main
Rice Lake, WI 54868
715-234-4672

235           Northland Mall
1635 Oxford Street
Worthington, MN 56187
507-376-3888

237           Shops Off Broadway
1535 Thunderbird Mall
Menomonie, WI 54751
715-235-1788

238           Thunderbird Mall
1427 S. 12th Avenue
Virginia, MN 55792-3247
218-741-8767

239           York Galleria #157
157 York Galleria
2899 Whiteford Road
York, PA 17402
717-757-5676

240           Hilltop Mall
5003 North Second Ave.,
Suite 5
Kearney, NE 68848
308-234-9765

241           Sunset Plaza #37
1700 Market Lane
Norfolk, NE 68701
402-379-1082

242           Hutchinson Mall #36
1060 Hwy 15 South
Hutchinson, MN 55350
320-234-7443

244           Cary Town Center #150
1105 Walnut St.
Cary, NC 27511-4791
919-468-8727

245          Center Point Mall
1201 3rd Court, Suite D-50
Stevens Point, WI 54481
715-341-9877

246           Southridge Mall
1111 E. Army Post Rd .#128
Des Moines, IA 50315
515-285-1428

248           Copper Country Mall
47420 State Hwy M-26
Houghton, MI 49931
906-482-4010

250           Monument Mall
2302 Frontage Rd. #2
Scotts Bluff, NE 69361
308-635-1125

Christopher and Banks Address Directory
Revised 5/23/2008

251           Pierre Mall
1615 North Harrison
Pierre, SD 57501
605-224-1134

252           Magic Valley Mall
1485 Pole Line Rd. E. #253
Twin Falls, ID 83301
208-733-9456

253           Grand Teton Mall, Space #147
2300 East 17th Street Suite 54
Idaho Falls, ID 83404
208-525-8187

254           Boise Towne Square
350 N. Milwaukee #1041
Boise, ID 83704
208-322-7442

255           Rimrock Mall
300 S. 24th St. W. #B-1
Billings, MT 59102
406-652-4324

260           Buffalo Mall
Hwy 281 South & 25th St. SW
Jamestown, ND 58402
701-251-9362

261           Holiday Village Mall
1200 Tenth Avenue South
Great Falls, MT 59405
406-452-7950

262           Bay City Mall
4101 Wilder Road
Bay City, MI 48706
989-667-4810

263           Southpark Mall
901 11th Street SW
Spencer, IA 51301
712-262-1762

264           Yankton Mall
2101 Broadway
Yankton, SD 57078
605-665-4136

265           Pine Tree Mall
2716 Roosevelt Road
Marinette, WI 54143
715-732-0644

266           Towne West Square
4600 West Kellogg
Wichita, KS 67209
316-945-2700

267           Lakeview Square
5775 Beckley Road
Battle Creek, MI 49015
269-979-8828

268           Winona Mall
1213 Gilmore
Winona, MN 55987
507-453-0405

270           Southern Park Mall
7401 Market Street #221a
Youngstown, OH 44512
330-758-0992

271           Village Square
2601 Central
Dodge City, KS 67801
620-227-6959

272           Garden City Plaza
2214 East Kansas
Garden City, KS 67846
620-272-0922

273           Westwood Mall #776
1850 W. Michigan Ave.
Jackson, MI 49202
517-841-9302

274           Rogers Plaza
1024 28th Street Southwest
Wyoming, MI 49509
616-531-1342

275           Provo Towne Center
1200 Provo Town Center Blvd #1000
Provo, UT 84603
801-852-2873

276           Memorial Mall
3347 Kohler Memorial Drive Ste. 15
Sheboygan, WI 53081-8315
920-451-4643

277           Delta Plaza Shopping Center
301 North Lincoln Road
Escanaba, MI 49829
906-789-4296

278           Foothills Fashion Mall
215 East Foothills Parkway, B-9
Fort Collins, CO 80525
970-226-3742

279           Centrum Plaza
915 Short Street
Decorah, IA 52101
563-382-0093

280           Moorhead Center Mall
512 Center Avenue
Moorhead, MN 56560
218-233-6649

281           Eastview Mall
150 Eastview Mall #B-8
Victor, NY 14564
585-421-3800

282           Westgate MaIl
515 North Adams Suite #223
Carroll, IA 51401
712-792-0035

283           Northtown Mall #B105
4750 Division Street
Spokane, WA 99207
509-487-5001

284           Capitol Hill Mall
1600 11th Avenue
Helena, MT 59601
406-442-6006

285           Pueblo Mall
3539 Dillon Drive
Pueblo, CO 81008
719-542-9227

286           Washington Park Mall
2350 SE Washington Blvd.
Bartlesville, OK 74006
918-335-2249

287           Market Street Mall
1420 East College Drive
Marshall, MN 56258
507-532-0014

Christopher and Banks Address Directory
Revised 5/23/2008

288           Butte Plaza Mall E. #6
3100 Harrison Avenue
Butte, MT 59701
406-494-8385

289           Karcher Mall
1509 Caldwell Blvd.
Nampa, ID 83651
208-466-0130

290           Peru Mall — Suite H-5
3940 Route U.S. 251
Peru, IL 61354
815-223-1065

291           Pioneer Square Shopping Ctr.
725 North Perkins Road
Stillwater, OK 74075
405-743-4510

292           Shoppes at Wood Ridge
503 East Ives Street
Marshfield, WI 54449
715-384-9412

293           Wenatchee Valley Mall
511 Valley Mall Park-Way
East Wenatchee, WA 98802
509-886-5606

294           Central Mall
5111 Rogers Avenue
Ft. Smith, AR 72903
479-484-7167

295           Miami Valley Centre
987 East Ash Street
Piqua, OH 45356
937-773-5545

296           South Towne Center #1224
10450 South State
Sandy, UT 84070
801-553-1264

297           Northwest Arkansas Mall
4201 No. Shiloh Dr. #115
Fayetteville, AR 72703
479-442-3767

298           Boulevard Mall
1281 Niagra Falls Blvd.
Amherst, NY 14226
716-831-0013

299           Francis Scott Key Mall #252
5500 Buckeystown Pike
Frederick, MD 21703
240-379-7569

300           Paradise Valley Mall
4550-72 E. Cactus Rd.
Phoenix, AZ 85032
602-992-1672

301           Glenwood Springs Mall D5
51027 Hwy 6 &24 Suite #141
Glenwood Springs, CO 81601
970-945-7034

302           Susquehanna Valley Mall #C6
Rtes 11&15
Selinsgrove, PA 17870
570-374-6364

303           Bangor Mall #F9/F11
663 Stillwater Ave.
Bangor, ME 04401
207-942-0967

304           Wilton Mall at Saratoga #E-14
3065 Rt. 50
Saratoga Springs, NY 12866
518-581-2591

305           Rotterdam Square Mall #G14
93 West Campbell Rd. #6050
Schenectady, NY 12306
518-346-9259

306           Shopping Town Mall #2-B
3649 Erie Blvd East
DeWitt, NY 13214
315-446-0345

307           Springfield Mall #2U
1250 Baltimore Pike
Springfield, PA 19064
610-543-8030

308           Triangle Town Center
BU2032 & BU2036
5959 Triangle Town Blvd.
Raleigh, NC 27616
919-792-2838

309           The Citadel #2202
750 Citadel Drive East
Colorado Springs, CO 80909
719-597-8882

310           West Ridge Mall #F17
1801 Wanamaker Road
Topeka, KS 66604
785-271-1459

311           Westfield Shopping Towns #776
470 Lewis Ave
Meriden, CT 06451
203-238-9776

312           Enfield Square #55
90 Elm Street
Enfield, CT 06082
860-741-8484

313           Northgate Mall #747a
401 NE Northgate Way
Seattle, WA 98125
206-366-2821

314           Valley Mall #312
1925 E Market Street
Harrisonburg, VA 22801
540-442-8388

315           Meadowbrook Mall #330
2399 Meadowbrook Road
Bridgeport, WV 26330
304-842-3800

316           Richland Mall
687 Richland Mall
Mansfield, OH 44906
419-529-5462

318           Apple Blossom Mall #S149
1850 Apple Blossom Dr.
Winchester, VA 22601
540-665-9560

319           Fort Steuben Mall #Al2
100 Mall Drive
Steubenville, OH 43952
740-346-0722

320           Tippecanoe Mall #B09
2415 Sagamore Parkway South
Lafayette, IN 47905
765-449-8471

Christopher and Banks Address Directory
Revised 5/23/2008

321    Honey Creek Mall #D4a
3401 South US Hwy 41
Terre Haute, IN 47802
812-238-9631

322    Novi Town Center #43151
43151 Crescent Blvd.
Novi, MI 48375
248-347-1721

323    The Platte River Mall #40&50
1000 S. Dewey
North Platte, NE 69101
308-534-0162

324    Arnot Mall
3300 Chambers Rd Ste. #5104
Horseheads, NY 14845
607-739-6167

325    Riverdale Village, Suite 101
12771 Riverdale Blvd NW
Coon Rapids, MN 55448
763-421-0830

326    Rockford Rd. Plaza #125 & 128
4190 Vinewood Lane N.
Plymouth, MN 55442
763-744-1049

327    Gurnee Mills #761
6170 Grand Ave
Gurnee, IL 60031
847-855-1380

328    Centerpointe Mall #8B2
3665 28th St SE
Grand Rapids, MI 49512
616-285-1993

329    Chautauqua Mall #626
318 E Fairmont Ave.
Lakewood, NY 14750
716-763-8664

330    Great Lakes Mall #514
7850 Mentor Ave.
Mentor, OH 44060
440-205-0571

331    Mercer Mall #720
US 460 & WV 25
Bluefield, WV 24701
304-327-8929

332    New River Valley Mall #828
828 New River Rd
Christiansburg, VA 24073
540-381-9560

333    Crossroads Mall #C4&C5
89 Crossroads Mall
Mt. Hope, WV 25880
304-250-0046

334    College Mall #CO4B(a)
2864 East 3rd Street
Bloomington, IN 47401
812-336-0402

335    The Mall at Robinson
2830 Robinson Centre Drive
Pittsburgh, PA 15205
412-494-4909

336    Colonie Center #286
131 Colonie Center
Albany, NY 12205
518-482-1157

337    Polaris Fashion Place #2236
1500 Polaris Parkway
Columbus, OH 43240
614-888-9242

338    Ashtabula Mail #415
3315 North Ridge E Unit 415
Ashtabula, OH 44004
440-992-4509

339    Charlestowne Mall #F105
3800 E Main St
St. Charles, IL 60174
630-443-8972

340    Greenwood Park Mall #C02
1251 US 31 North/Box 187
Greenwood, IN 46142
317-882-1364

341    Castleton Square #330
6020 E 82nd Street
Indianapolis, IN 46250
317-849-6291

342    River Ridge Mall #F265
3405 Candlers Mountain Road
Lynchburg, VA 24502
434-239-5500

343    Valley View Mall #LF265
4802 Valley View Blvd NW
Roanoke, VA 24012
540-777-0128

344    Northwoods Mall #AL05
2200 West War Memorial Drive
Peoria, IL 61613
309-679-0480

345    Berkshire Mall #A106
SWC Old State Road
Lanesboro, MA 01237
413-496-9300

346    Crossgates Mall #N108
1 Crossgates Mall Road
Albany, NY 12203
518-456-0154

347    Holyoke Mall at Ingleside #H-309
50 Holyoke Street
Holyoke, MA 01040
413-532-7337

348    Independence Mall #C118
101 Independence Mall Way
Kingston, MA 02364
781-422-0138

349    Fort Henry Mall #E4
2101 Fort Henry Drive
Kingsport, TN 37664
423-245-5583

350    Poughkeepsie Galleria #A115
790 South Road
Poughkeepsie, NY 12601
845-298-0668

351    Hudson Valley Mall #A06
1300 Ulster Ave, Suite 303
Kingston, NY 12401
845-336-5725

352    Midway Mall
3250 Midway Mall
Elyria, OH 44035
440-324-2922

Christopher and Banks Address Directory
Revised 5/23/2008

353    Galleria at Crystal Run #D206
1 Galleria Dr
Middletown, NY 10941
845-692-6679

354    Champlain Center #D110
60 Smithfield Blvd
Plattsburgh, NY 12901
518-561-8674

355    Pyramid Mall of Ithaca #F09
40 Catherwood Road
Ithaca, NY 14850
607-257-7705

356    Belden Village Mall #C-14
4156 Belden Village Mall
Canton, OH 44718
330-493-9590

357    Salmon Run Mall #B105
1300 Arsenal Street
Watertown, NY 13601
315-779-8100

359    Adrian Mall #1254
1357 S Main St
Adrian, MI 49221
517-266-0174

360    Lakewood City Commons #Bldg L, Ste A
7700 West Virginia Ave
Lakewood, CO 80226
720-962-4772

361    Marketplace at Northglenn #Bldg 5
331A West 104th Ave
Northglenn, CO 80234
720-929-9950

362    Flatiron Crossing
One West FlatIron Crossing Drive, Ste. 1004
Broomfield, CO 80021
303-469-3923

363    Columbia Mall #126
2300 Bernadette Dr
Columbia, MO 65203
573-445-7245

364    Valley River Center #E8
214 Valley River Center
Eugene, OR 97401
541-431-4646

365    Valley Mall #A10
2529 Main Street Suite #117
Union Gap, WA 98903
509-469-5544
541-431-4646

366    Towne East Square #P05
7700 E Kellogg Dr.
Wichita, KS 67207
316-652-7800

367    West Town Mall #1123
7600 Kingston Pike
Knoxville, TN 37919
865-539-0993

368    McKinley Mall #808
3701 McKinley Pkwy
Buffalo, NY 14219
716-825-2153

369    SouthMall #516a
3300 S. Lehigh St.
Allentown, PA 18103
610-797-2238

370    Colorado Mills #456
14500 West Colfax Avenue
Lakewood, CO 80401
303-590-1448

371    Tyrone Square #846a
6924 Tyrone Square
St. Petersburg, FL 33710
727-343-3478

372    Arapahoe Crossing #101
6616 Parker
Aurora, CO 80016
303-617-7621

373    The Galleria #218
500 Galleria Drive
Johnstown, PA 15904
814-262-9001

374    Paddock Mall #454a
3100 College Road
Ocala, FL 34474
352-861-5299

375    Spotsylvania Mall #850
137 Spotsylvania Mall
Fredericksburg, VA 22407
540-786-9911

376    Port Charlotte Town Center #215
1441 Tamiami Trail
Port Charlotte, FL 33948
941-255-3399

377    Governor’s Square Mall #670
2801 Wilma Rudolph Blvd.
Clarksville, TN 37040
931-221-0102

378    Seminole Towne Center #F03a
200 Towne Center Circle
Sanford, FL 32771
407-330-0488

379    The Promenade at Evergreen Walk Space #TS103
101 Evergreen Way # 115
S. Windsor, CT 06074
860-644-7726

380    Flagstaff Mall #F26
4650 N. Hwy 89
Flagstaff, AZ 86004
928-714-1187

381    Coventry Mall #H2
351 W. Schuylkill Rd.
Pottstown, PA 19465
610-327-4512

382    St. Clair Square #176
134 St. Clair Square
Fairview Heights, IL 62208
618-622-3564

383    Animas Valley Mall #470
4601 E. Main Street
Farmington, NM 87402
505-326-0179

Christopher and Banks Address Directory
Revised 5/23/2008

384    White Mountain Mall #1129
2441 Foothill Blvd.
Rock Springs, WY 82901
307-362-7596

385    Park City Center #E575
575 Park City Center
Lancaster, PA 17601
717-207-0741

386    Prescott Gateway #1064
3250-1064 Gateway Blvd.
Prescott, AZ 86303
928-708-0569

387    The Shops at Boardwalk #SP18
8630 North Boardwalk Ave
Kansas City, MO 64154
816-505-4664

388    Clearview Mall #730+735
101 Clearview Circle #735
Butler, PA 16001
724-283-1069

389    Greenway Station #K106
1651 Demingway Suite #106
Middleton, WI 53562
608-831-0605

390    Mall of New Hampshire #E111
1500 S. Willow Street
Manchester, NH 03103
603-626-8887

391    Clackamas Town Center #1048
12000 SE 82nd Avenue
Happy Valley, OR 97086
503-353-0750

392    Patrick Henry Mall #411
12300 Jefferson Avenue
Newport News, VA 23602
757-882-1050

393    TownMall of Westminster #241
400 North Center Street
Westminster, MD 21157
410-871-3230

394    Uniontown Mall #P728
1728 Mall Run Road
Uniontown, PA 15401
724-434-5360

395    Auburn Mall S108
385 Southridge Street
Auburn, MA 01501
508-832-4005

396    Fox Run #G28
50 Fox Run Rd.
Newington, NH 03801
603-431-9470

397    Emerald Square Mall #W241 & E243
248 Emerald Square
North Attleboro, MA 02760
508-643-9199

398    Phillipsburg Mall #207 & 208
1200 Hwy 22 East
Phillipsburg. NJ 08865
908-454-0330

399    The Mall at Whitney Field #14
100 Commercial Road
Leominster, MA 01453
978-537-5566

400    Vista Ridge Mall #1280
2401 S. Stemmons Fwy
Lewisville, TX 75067
214-488-3720

401    West Park Mall
3049 William Street, Suite 183
Cape Girardeau, MO 63703
573-332-0220

403    Northland Mall #10
2900 E. Lincolnway
Sterling, IL 61081
815-626-7195

404    Layton Hills Mall
2088 Layton Hills Mall
Layton, UT 84041
801-544-7731

405    Cache Valley Mall #1020
1300 N. Main St.
Logan, UT 84341
435-755-6710

406    Charleston Town Center #1015
3000 Charleston Town Center
Charleston, WV 25389
304-344-5002

407    Westfield-Southpark
920 Southpark Center
Strongsville, OH 44136
440-238-4338

408    Southgate Mall
2901 Brooks St.
Missoula, MT 59801
406-549-2687

409    Antioch Shopping Center
5241 Center Mall
Kansas City, MO 64119
816-454-4899

410    North Park Mall #7
1129 North Baldwin Ave.
Marion, IN 46952
765-668-8479

411    Chcrrytiale Mall #F29-B
7200 Harrison Ave
Rockford, IL 61112
815-332-3328

412    Quincy Mall
33rd & Broadway Street
Quincy, IL 62301
217-228-8465

413    The Mall at Hays #60
2918 Vine Street
Hays, KS 67601
785-623-4653

414    Capitol City Mall #608
3507 Capitol City Mall Drive
Camp Hill, PA 17011
717-303-0540

416    Hunter’s Square
31065 Orchard Lake Rd.
Farmington Hills, MI 48334
248-737-4527

Christopher and Banks Address Directory
Revised 5/23/2008

417           Mid-Town Mall
1084 South Stephenson Highway
Iron Mountain, MI 49801
906-774-0111

419           Elk Park Center
19128 Freeport Street NW,
C-105
Elk River, MN 55330
763-241-1852

420           Gallatin Valley Mall
2825 West Main
Bozeman, MT 59718
406-586-5993

421           Petoskey Town Center
1319 Spring St
Petoskey, Ml 49770
231-348-8751

422           Northbridge Mall
2452 Bridge Ave AC-11
Albert Lea, MN 56007
507-377-7153

423           Newgate Mall
3651 Wall Ave. #1074
Ogden, UT 84405
801-392-7094

424           Sooner Mall #305
3251 W. Main St.
Norman, OK 73072
405-329-3000

425           Mid Rivers Mall
1600 Midrivers Drive #2006
St. Peters, MO 63376
636-278-2386

426           Branson Landing #1007
1007 Branson Landing
Branson, MO 65616
417-335-5407

427           Midland Mall #147
6800 Eastman Avenue
Midland, MI 48642
989-837-2373

428           Fashion Square Mall #420
4843 Fashion Square Mall
Saginaw, Ml 48604
989-249-7838

429           Spokane Valley Mall #1162
14700 East Indiana
Spokane Valley, WA 99216
509-893-1312

430           Westland Mall
35000 W. Warren Road
Westland, MI 48185
734-261-4788

431           Mission Center
5305 Johnson Dr. #537
Mission, KS 66205
913-236-9016

432           Eastern Hills Mall #434
4545 Transit Road
Williamsville, NY 14221
716-626-9600

433           Upper Valley Mall #606
1475 Upper Valley Pike
Springfield, OH 45504
937-325-0165

434           Concord Mall
3701 S. Main
Elkhart, IN 46517
574-875-8922

435           Glenbrook Square #E3
4201 Coldwater
Ft. Wayne, IN 46805
260-484-3154

436           Muncie Mall #K06
3501 Granville Ave
Muncie, IN 47303
765-286-8530

437          North Park Mall #146
101 Rangeline Road
Joplin, MO 64801
417-206-3172

438           Walden Galleria
34 Walden Galleria #D111
Cheektowaga, NY 14225
716-681-8755

439           Rogue Valley Mall #2041
1600 N. Riverside Dr.
Medford, OR 97501
541-245-6817

440           Logan Valley Mall
758 Logan Valley Mall
Altoona, PA 16602
814-940-5630

441           Columbia Center
1321 N. Columbia Center Blvd.
Suite #397
Kennewick, WA 99336
509-737-9292

442           Westmoreland Mall #259
5256 Route 30
Greensburg, PA 15601
724-834-4855

443           Rushmore Mall #210
2200 N. Maple
Rapid City, SD 57701
605-399-0789

444           North Hanover Mall
1155 Carlisle St.
Hanover, PA 17331
717-630-8117

446           Wyoming Valley Mall #310
55 Wyoming Valley Mall
Wilkes-Barre, PA 18702-6872
570-825-6330

447          Lycoming Mall
300 Lycoming Mall Circle, Ste.193
Pennsdale, PA 17756
570-546-0648

448           Battlefield Mall #F-10
2825 South Glenstone Ave
Springfield, MO 65804
417-883-8791

449           Everett Mall #310
1402 SE Everett Mall Way
Everett, WA 98208
425-290-1444

Christopher and Banks Address Directory
Revised 5/23/2008

450           Valley Mall #591
17301 Valley Mall Road
Hagerstown, MD 21740
301-582-6230

451           Kitsap Mall #F-7
10315 Silverdale Way NW
P.O Box 900
Silverdale, WA 98383
360-698-7057

452           Cascade Mall #A8
745 Cascade Mall Dr.
Burlington, WA 98233-3253
360-757-1553

453           Southland Mall #265
1425 Marion-Waldo Rd
Marion, OH 43302
740-725-1119

454           Vancouver Mall #215
8700 NE Vancouver Mall Dr.
Vancouver, WA 98662
360-885-2419

455           Markland Mall B03
1220 South 17th Street
Kokomo, IN 46902
765-456-1332

456           Bay Shore Town Center
5800 North Bayshore Drive
#B-127
Glendale, WI 53217
414-332-9105

457           Mesa Mall #332
2424 Hwy 6 — 50
Grand Junction, CO 81505
970-243-7660

458           University Park Mall #125
6501 N. Grape Road
Mishawaka, IN 46545
574-273-5224

459          Monroeville Mall #248
200 Monroeville Mall
Monroeville, PA 15146
412-373-7105

460           South County Center
320 South Centerway
St. Louis, MO 63129
314-416-4351

461           Bayshore Mall #206
3300 Broadway
Eureka, CA 95501
707-476-8662

462           Millcreek Mall
625 Millcreek Mall
Erie, PA 16565
814-864-6426

463           Heritage Mall #A117
2137 14th Ave SE
Albany, OR 97322
541-924-1201

464           Genesee Valley Center #840
3453 South Linden Road
Flint, MI 48507
810-230-1321

465           Hilldale Shopping Ctr #116a
702 N Midvale Blvd
Madison, WI 53705
608-231-2687

466           Southridge Mall #1340
5300 S 76th Street
Greendale, WI 53129
414-855-0180

467           Kentucky Oaks Mall #720
5101 Hinkleville Rd
Paducah, KY 42001
270-415-0658

468          Southhill Mall #920
3500 S. Meridian
Puyallup, WA 98373
253-435-9912

469           Sandusky Mall #260
4314 Milan Road
Sandusky, OH 44870
419-627-2751

470           High Plains Shpg Ctr
1227 West Main Street
Sterling, CO 80751
970-526-1714

471           Durango Mall #E-3
800 South Camino del Rio
Durango, CO 81301
970-385-9150

472           Marketplace Mall
Space #C3 & C9A
701 Miracle Mile Dr.
Rochester, NY 14623
585-424-2560

473           Lansing Mall #171
5324 West Saginaw Hwy
Lansing, MI 48917
517-886-6090

474           Bellis Fair Mall #340
One Bellis Fair Parkway
Bellingham, WA 98226
360-647-6080

475           Midland Mall #B07
4511 N. Midkiff Dr.
Midland, TX 79705
432-697-0462

476           Montgomery Village #731
731 Village Court
Santa Rosa, CA 95405
707-526-3983

477          Chambersburg Mall #706
3055 Black Gap Road
Chambersburg, PA 17202
717-263-3763

478           Washington Crown Center #264
1500 W. Chestnut Street
Washington, PA 15301
724-250-7180

479           Shenango Valley Mall #650
3303 East State Street
Hermitage, PA 16148
724-342-1404

480           Eastwood Mall #1155
5555 Youngstown-Warren Rd
Niles, OH 44446
330-505-1213

Christopher and Banks Address Directory
Revised 5/23/2008

481           Southland Center #1090
23000 Eureka (I-75)
Taylor, MI 48180
734-287-9050

482           Exton Square Mall
158 Exton Square
Exton, PA 19341
610-363-3808

483           The Crossroads #257
6650 S. Westnedge Ave
Portage, MI 49024
269-324-8055

484           Tri-County Mall #E5
11700 Princeton Pike
Cincinnati, OH 45246
513-671-9000

485           Grand Central Mall #263
100 Grand Central Mall
Parkersburg, WV 26101
304-485-8700

486           Lloyd Center #H216
1226 Lloyd Center
Portland, OR 97232
503-281-7237

487           Dayton Mall #702
2700 Miamisburg-
Centerville Rd
Dayton, OH 45459
937-428-5953

488           Indian Mound Mall #717
771 South 30th Street
Heath, OH 43056
740-788-8865

489           Colonial Park Mall #17/18
Route 22 & Colonial Rd
Harrisburg, PA 17109
717-920-9890

490           Jefferson Pointe Shopping Ctr #05
4220 W Jefferson Blvd
Ft. Wayne, IN 46804
260-436-6831

491           The Lakes Mall #1034
5600 Harvey Street
Muskegon, MI 49444
231-798-4253

492           Westroads Mall #3228
10000 California Street
Omaha, NE 68114
402-391-1292

493           Frenchtown Square Mall #575
2121 N. Monroe Street
Monroe, MI 48162
734-243-9880

494           Ohio Valley Mall #570
67800 Mall Road
St. Clairsville, OH 43950
740-695-0912

501           South Hills Village #2030A
Route 19 & Fort Couch
Pittsburgh, PA 15241
412-851-7201

502           Fox Valley Center #E6
1356 Fox Valley Center Dr.
Aurora, IL 60504
630-585-8642

504           Westfield Hawthorne #517
517 Hawthorn Center
Vernon Hills, IL 60061
847-816-0789

505           Eastwood Towne Center #D4
3016 Towne Center Blvd.
Lansing, MI 48912
517-267-1608

506           West County Shopping Center #2159
135 West County Center
Des Peres, MO 6313 I
314-984-9799

507           Lakeside Mall #2055
14600 Lakeside Circle
Sterling Heights, MI 48313
586-566-1408

509           Madison Square Mall #25
5901 University Drive
Huntsville, AL 35806
256-837-6280

510           Mt. Berry Square
717 Mount Berry Square
Rome, GA 30165
706-235-4841

511           Westgate Mall #260
7701 W. 1-40
Amarillo, TX 79121
806-468-7308

513           Hamilton Place #158
2100 Hamilton Place Blvd.
Chattanooga, TN 37421
423-855-8630

514           RiverGate Mall #1025
1000 Rivergate Pkwy
Goodlettsville, TN 37072
615-859-9896

515           Village Square Mall #61, 62, 63
61 Village Square Mall
Effingham, IL 62401
217-347-6660

516           Legacy Village # 25319
25319 Cedar Road
Lyndhurst, OH 44124
216-382-6738

517           Pioneer Place #3110
700 SW 5th Avenue Suite 410
Portland, OR 97204
503-228-8470

518           Eastgate Mall #F-800
4601 Eastgate Blvd.
Cincinnati, OH 45245
513-943-7686

519           Park Place Mall #212/214
5870 E Broadway
Tucson, AZ 85711
520-514-2995

520           Asheville Mall #K-14/K-16
3 S. Tunnel Rd.
Asheville, NC 28805
828-299-3125

Christopher and Banks Address Directory
Revised 5/23/2008

521           College Square #56
2550 E. Morris Blvd.
Morristown, TN 37813
423-587-1515

522           Georgia Square #21
3700 Atlanta Hwy.
Athens, GA 30606-3155
706-548-3974

523           Westgate Mall #505
205 W. Blackstock Rd.
Spartanburg, SC 29301
864-587-1547

524           Stroud Mall #272b
454 Stroud Mall
Stroudsburg, PA 18360
570-517-5026

525           Arbor Place Mall #1185
6700 Douglas Blvd.
Douglasville, GA 30135
770-489-4925

526           Cool Springs Galleria #2240
1800 Galleria Blvd.
Franklin, TN 37067
615-771-0125

527           Harford Mall #6
670 Bel Air Rd.
Bel Air, MD 21014
410-638-8222

528           Marketplace Mall #385
2000 N. Neil St.
Champaign, IL 61820
217-352-2926

529           Hanes Mall #CU724
3320 Silas Creek Pkwy
Winston Salem, NC 27103-3032
336-765-0366

530           Fayette Mall #D432
3401 Nicholasville Rd.,
Ste. #303
Lexington, KY 40503
859-245-1628

531           Eastfield Mall #124
1655 Boston Road
Springfield, MA 01129
413-543-2411

532           Columbia Mall #610
225 Columbia Mall Dr.
Bloomsburg, PA 17815
570-387-4950

533           Mall St. Matthews #1770
5000 Shelbyville Rd.
Louisville, KY 40207
502-897-6049

534           Stones River Mall #B-140
1720 Old Fort Pkwy.
Murfreesboro, TN 37129
615-907-9770

535           Alderwood Mall #948
3000 184th St. SW
Lynnwood, WA 98037
425-771-0728

536           McCain Mall #F02A
3929 McCain Blvd. Suite #209
N. Little Rock, AR 72116
501-812-4085

537           Towson Town Center #3225
825 Dulaney Valley Rd.
Towson, MD 21204
410-828-4430

538           Towne Square Mall #H10
& H12
5000 Frederica St.
Owensboro, KY 42301
270-683-5690

539           Tabor Center #106
1201 16th St.
Denver, CO 80202-1567
303-629-8791

540           Northgate Mall #F010-F020
249 Northgate Mall Chattanooga, TN 37415
423-870-9252

541           Palmer Park Mall #B-5
140 Palmer Park Mall
Easton, PA 18045
610-253-2004

542           Palouse Mall #D7
2018 W. Pullman Rd.
Moscow, ID 83843
208-883-9981

543           The Village Centre #A11
122 E 24th Street
Columbus, NE 68601
402-564-0564

544           Yorktown Shopping Center
232 Yorktown Shopping Center
Lombard. IL 60148
630-424-1011

545           White Marsh Mall #1210
8200 Perry Hall Blvd.
Baltimore, MD 21236
410-931-2645

546           Pine Ridge Mall #1152
4155 Yellowstone Hwy.
Chubbuck, ID 83202
208-637-0542

547           Mall of Georgia #2049A
3333 Buford Drive
Buford, GA 30519
678-546-6379

548           Leavenworth Plaza #1025
3400 S 4th St Trafficwav
Leavenworth, KS 66048
913-682-1711

549          Town Center at Levis Commons
Space #18-A
4170 Levis Commons Blvd.
Perrysburg, OH 43551
419-873-9810

550           Cottonwood Mall #C206
10000 Coors Bypass
Albuquerque, NM 87114
505-792-5107

Christopher and Banks Address Directory
Revised 5/23/2008

551           The Summit Louisville #D1A
4304 Summit Plaza Dr.
Louisville, KY 40241
502-425-3242

552           Superstition Springs Mall #1220
6555 E Southern Ave.
Mesa, AZ 85206
480-985-2911

553           Sikes Senter #170
3111 Midwestern Pkwy
Wichita Falls, TX 76308
940-691-0900

554           Ross Park Mall
1000 Ross Park Mall Dr.
Pittsburgh, PA 15237
412-367-8014

555           Towne Mall #A8
1704 N Dixie Hwy
Elizabethtown, KY 42701
270-763-0294

556           Central Mall
37 Central Mall
Texarkana, TX 75503
903-223-8962

557           Central Mall #132
200 SW C Ave
Lawton, OK 73501
580-591-0698

558           Deerfield Town Center #3010
5515 Deerfield Boulevard
Mason, OH 45040
513-770-3280

559           The Greene #D-105
106 Plum Street
Beaver Creek, OH 45440
937-431-5501

560           Valley Hills Mall #209
1960 Hwy. 70 S.E.
Hickory, NC 28602
828-324-0622

561           Red Cliffs Mall #1168
1770 E. Red Cliffs Dr.
St. George, UT 84790
435-627-0534

562           The Gateway #1080
16 S Rio Grande St.
Salt Lake City, UT 84101
801-456-1290

563           Golden Triangle Mall #L11B
2201 I-35 E.
Denton, TX 76205
940-323-1200

564           Arrowhead Town Center #1232
7700 W. Arrowhead Towne Cntr. Dr.
Glendale, AZ 85308
623-979-7589

565           Charlottesville Fashion Square
#1416
1542 East Rio Road
Charlottesville, VA 22901
434-973-9910

566           The Shops on Lane Ave. #D42
1595 W Lane Ave.
Upper Arlington, OH 43221
614-486-7693

567           Fashion Place #1485
6191 South State Street #238
Murray, UT 84107
801-685-2171

568           Auburn Mall #1022
550 Center St.
Auburn, ME 04210
207-782-0608

569           Salem Center #220
480 Center St.
Salem, OR 97301
503-763-8754

570           Streets of Woodfield 4160
601 Martingale Rd.
Schaumburg, IL 60173
847-969-0231

571           Carolina Mall #275
1480 US Hwy 29 N
Concord, NC 28025
704-784-1480

572           University Mall #1052
1237 E. Main St.
Carbondale, IL 62901
618-351-9500

573           Irving Mall #E04
3880 Irving Mall
Irving, TX 75062
972-659-0878

574           Louis Joliet Mall #1430
3340 Mall Loop Dr.
Joliet, IL 60431
815-436-4978

575           Longview Mall #L06A
3500 McCain Rd.
Longview, TX 75605
903-234-9484

576           Oakdale Mall
601-635 Harry L Drive,
Suite #74
Johnson City, NY 13790
607-798-0020

578           Village Pointe
17170 Davenport St.
Space #E108
Omaha, NE 68118
402-289-0600

579           Diamond Run Mall #200+203
Rte 7 South
Rutland, VT 05701
802-773-1345

580           Clay Terrace #E05
14300 Clay Terrace Blvd.
Carmel, IN 46032
317-566-8960

582           Findlay Village Mall #479
1800 Findlay-Tiffin Ave.
Findlay, OH 45840
419-425-6975

584           Richmond Square #541
3801 National Rd. East
Richmond, IN 47374
765-935-0326

Christopher and Banks Address Directory
Revised 5/23/2008

585           Capitola Mall #E09
1855 41st Ave.
Capitola, CA 95010
831-477-1758

586           University Mall #H8
155 Dorset St
Burlington, VT 05403
802-864-1180

587           Lebanon Valley Mall #B9 & B8
2231 Lebanon Valley Mall
Lebanon, PA 17042
717-273-6246

588           Hot Springs Mall #B6
4501 Central Ave.
Hot Springs, AR 71913
501-520-0545

589           Lufkin Mall #1124
4600 S. Medford Dr.
Lufkin, TX 75901
936-634-0044

590           Hanford Mall #C2
1675 W. Lacey Blvd.
Hanford, CA 93230
559-584-5338

591           Garden City Center #8100
59 Hill Side Rd
Cranston, RI 02920
401-942-0177

592           Somerset Mall #12b
4150 US Hwy 27 S
Somerset, KY 42501
606-451-0783

593           Montgomery Mall Suite 132
132 Montgomery Mall
North Wales, PA 19454
215-362-0324

594           Eastland Mall #1050
1615 E. Empire St.
Bloomington, IL 61701
309-663-1038

595           The Shoppes at Brinton Lake
C-300
955 Baltimore Pike
Glen Mills, PA 19342
610-361-4595

596           Richland Mall #7+ST3
6001 W. Waco Dr.
Waco, TX 76710
254-772-4800

598           Northfield Square #424B
1600 N State Rte 50
Bourbonnais, IL 60914
815-932-7061

600           Metropolis #B255
340 Metropolis Mile. Suite 125
Plainfield, IN 46168
317-837-1140

602           Swansea Mall #1420/1419
262 Swansea Mall Dr.
Swansea, MA 02777
508-730-2028

603           Chesterfield Towne Center #318
11500 Midlothian Tpke
Richmond, VA 23235
804-794-2463

604           Cross County Mall #3
700 Broadway E.
Mattoon, IL 61938
217-258-8828

605           The Avenue at Carriage Crossing
4610 Merchants Park #559
Collierville, TN 38017
901-861-2498

606           Westfield Shopping Town-Capital #H7
625 Black Lake Blvd. SW
Olympia, WA 98502-8601
360-754-6571

607           Macomb Mall
32233 Gratiot Ave.
Roseville, MI 48066
586-293-1242

608           Southlake Town Square
319 Grand Avenue East
Southlake, TX 76092
817-310-6097

609           Parks at Arlington
#1202
3811 S Cooper St.
Arlington, TX 76015
817-557-2410

610           Shawnee Mall #1556
4901 N Kickapoo St.
Shawnee, OK 74804
405-273-5030

611 Mt. Shasta Mall #C16
900 Dana Dr.
Redding, CA 96001
530-223-0176

612           Streets of Tanasbourne #610
2130 NW Allie Avenue
Bldg. 600
Hillsboro, OR 97124
503-531-8823

613           Dartmouth Mall #1240
200 N Dartmouth Mall
Dartmouth, MA 02747
508-990-3800

614           Mall of Abilene #1404
4310 Buffalo Gap Rd.
Abilene, TX 79606
325-793-2747

615          Foothills Mall #48 & #50
145 Foothills Mall Dr.
Maryville, TN 37801
865-681-9906

616           Sunrise Mall #D10
6145 Sunrise Mall
Citrus Heights, CA 95610
916-726-3677

617           Steeplegate Mall #1116
270 Loudon Rd
Concord, NH-103301
603-223-4029

Christopher and Banks Address Directory
Revised 5/23/2008

618           Mesilla Valley Mall #1416
700 S Telshor Blvd.
Las Cruces, NM 88011
575-521-4093

619           The Orchard #8653
8653 Clinton St.
New Harford, NY 13413
315-768-1688

620           Chico Mall #D-405
1950 E. 20th St.
Chico, CA 95928
530-891-9421

621           Green Oak Village Place
Space: Building E
Retail E2,
9680 Village Place Blvd.
Brighton, MI 48116
810-225-8320

623           Woodland Hills Mall #0118a
7021 S. Memorial Dr.
Tulsa, OK 74133
918-252-0090

624           Pinnacle Hills Promenade #2130
2203 Promenade Blvd.
Rogers, AR 72758
479-936-7955

625           Rivertown Crossing #1018
3700 Rivertown Pkwy.
Grandville, MI 49418
616-261-4273

626           Ingram Park Mall #N11
6301 NW Loop 410
San Antonio, TX 78238
210-523-1183

627           Northfield at Stapleton #1230
8384 49th Avenue
Denver, CO 80238
303-371-8104

628           Firewheel Town Center #D11
155 Cedar Sage Drive
Garland, TX 75040
972-530-0802

629           NewPark Mall #2021
2086 NewPark Mall
Newark, CA 94560
510-745-8340

631           Westfield Shoppingtown Oakridge #U14
925 Blossom Hill Rd
San Jose, CA 95123-1294
408-578-0156

632           Silver City Galleria #A216
2 Galleria Mall Dr.
Taunton, MA 02780
508-821-9410

633           Greenbrier Mall #1236
1401 Greenbrier Pkwy S
Chesapeake, VA 23320
757-424-1131

634           Old Hickory Mall #E4
2021 N Highland Ave
Jackson, TN 38305
731-664-6903

635           Mall at Fairfield Commons #W170
2727 Fairfield Commons
Beavercreek, OH 45431
937-320-1982

636           Oxford Valley Mall
2300 E Lincoln Hwy
Langhorne, PA 19047
215-752-8530

637           Cape Cod Mall #S139A
769 Iyannough Rd
Hyannis, MA 02601
508-778-8250

638           Westfield Shopping Towns-Solano #R1
1350 Travis Blvd.
Suite 1496-B
Fairfield, CA 94533
707-429-3016

639          Greenwood Mall #510
2625 Scottsville Rd.
Bowling Green, KY 42104
270-846-1224

640           The Mall at Turtle Creek #115
3000 E. Highland Drive
Jonesboro, AR 72401
870-336-2656

641           Berkshire Mall #350
1665 State Hill Rd
Wyomissing, PA 19610
610-376-4955

642           Concord Mall #740
4737 Concord Pike
Wilmington, DE 19803
302-478-1404

643           Country Club Mall #236 & 228
1262 Vocke Rd.
La Vale, MD 21502
301-729-1945

644           Moorestown Mall #1750
400 Rte 38
Moorestown, NJ 08057
856-866-1131

645           Sunland Park Mall #E06B
750 Sunland Park Drive
El Paso, TX 79912
915-832-0721

647           Santa Fe Place #1398
PO BOX 29386
Santa Fe, NM 87505
505-471-5127

648           Short Pump Town Center #2138
11800 W Broad St
Richmond, VA 23233
804-360-5058

649          Mall at Tuttle Crossing #267 & 268
5043 Tuttle Crossing Blvd.
Dublin, OH 43016
614-799-2816

650           Eastridge Mall #1098
1 Eastridge Mall
San Jose, CA 95122
408-270-3894

Christopher and Banks Address Directory
Revised 5/23/2008

651           Panama City Mall #2156
2150 Martin Luther King Drive
Panama City, FL 32405
850-769-3162

652           Galleria at Pittsburgh Mills #210
210 Pittsburgh Mills Circle
Tarentum, PA 15084
724-274-4594

653           The Court at King of Prussia
Space 2024
690 West Dekalb Pike
King of Prussia, PA 19406
610-265-5875

654           Dover Mall #1110
1365 N Dupont Hwy
Dover, DE 19901
302-677-0601

655           Streets of Cranberry #150
20430 Route 19
Cranberry Township, PA 16066
724-742-0033

656           The Promenade Shops at Centerra #F630
5855 Sky Pond Drive, Suite #F118
Loveland, CO 80538
970-203-0884

657           Du Bois Mall
5522 Shaffer Rd
Du Bois, PA 15801
814-372-4752

658           Volusia Mall #414
1700 W International Speedway
Daytona Beach, FL 32114
386-323-0670

659           Cordova Mall #F611A
5100 N 9th Ave
Pensacola, FL 32504
850-477-9903

661           Parke West
9784 West Northern Ave Suite 1220
Space F-920
Peoria, AZ 85085
623-877-9988

662           Crestview Hills Town Center
2829 Town Center Blvd. #2040
Crestview Hills, KY 41017
859-341-3824

663           Laurel Mall #31
106 Laurel Mall
Hazleton, PA 18201
570-453-0905

664           Santa Rosa Mall #8F &7F
300 Mary Ester Blvd.
Mary Esther, FL 32569
850-243-3585

665           Lakeland Square #0264
3800 US Hwy 98 N
Lakeland, FL 33809
863-853-7005

668           Orange Park Mall #G16
1910 Wells Rd.
Orange Park, FL 32073
904-264-5612

669           Shadow Lake Towne Cneter #Q113
7474 Towne Center Pkwy, Ste T-117
Papillion, NE 68046
402-597-4783

670           University Mall #E93
575 E University Pkwy
Orem, UT 84097
801-223-4300

673           Northtowne Mall #165
1500 N Clinton
Defiance, OH 43512
419-782-1205

674           Westfield Connecticut Post #2050
1201 Boston Post Rd
Milford, CT 06460
203-878-8117

675           Village at Sandhill #F120
631-12 Promenade Place
Columbia, SC 29229
803-736-6635

676           Kent Station #13-105
438 Ramsey Way, Suite 105
Kent, WA 98032
253-859-8001

677           The Commons at Federal Way #C-10
2014 So. Commons
Federal Way, WA 98003
253-529-1146

678           Aspen Grove #218
7301 S. Santa Fe Dr.
Littleton, CO 80120
303-738-3839

679           Lehigh Valley Mall
250 Lehigh Valley Mall
Whitehall, PA 18052
610-266-7290

681           The Promenade Bolingbrook Space 630
639-E Boughton, Suite 155
Bolingbrook, IL 60440
630-783-6429

683           Providence Marketplace #430
401 So. Mt. Juliet Rd. Suite 430
Mt. Juliet, TN 37122
615-758-4942

684           The Orchard #795
Huron Street & W. 144th Ave.
Westminister, CO 80020
303-452-3530

685           Alamance Crossing #G4
3153 Waltham Blvd.
Burlington, NC 27215
336-584-5117

686           South Plains Mall
P.O. Box 68196
Lubbock, TX 79414 8196
806-799-1970

687           Midtown Village
100 McFarland Blvd. E #206
Tuscaloosa, AL 35401
205-391-0908

Christopher and Banks Address Directory
Revised 5/23/2008

689        Hamilton Town Center #E07
13976 Town Center Blvd., Ste 400
Noblesville, IN 46060
317-770-9051

690           Southlands Sp. #M-102
6290 So. Main Street Sp. 102
Aurora, CO 80016
303-690-2044

691           Shops at Norterra
2450 West Happy Valley Road #1151
Phoenix, AZ 85058
623-587-9600

692           New Town Shops #811
5123 Main Street
Williamsburg, VA 23188
757-220-2670

693           Shops at River Crossing #416
5080 Riverside Drive, Suite 220
Macon, GA 31210
478-477-7300

694           Streets of Indian Lake # A-13
300 Indian Lake Blvd.
Bldg. A Sutie 220
Hendersonville, TN 37075
615-264-8847

695           Hulen Mall Sp. #1155
4800 So. Hulen St.
Ft. Worth, TX 76132
817-263-8600

697           The Avenue Viera Sp. 570
2261 Town Center Ave.
Melourne, FL 32940
321-504-9527

699           Governor’s Square Sp. #2165
1500 Apalachee Pkwy
Tallahassee, FL 32301
850-325-6734

701        The Avenue at Forsyth
410 @ Peachtree Parkway #232
Cumming, GA 30041
770-886-7550

704           Prien Lake Mall #G12
496 W. Prien Lake Road
Lake Charles, LA 70601
337-477-2459

706           Ridgmar Mall #NO3
2012 Green Oaks Road
Ft. Worth, TX 76116
817-737-6100

707           Colonial Promenade Alabaster
Space #720
100 So. Colonial Drive Suite #2100
Alabaster, AL 35007
205-621-6472

708           Winter Garden Village #P104
3279 Daniels Road
Winter Garden, FL 34777
407-654-4899

710           Market Place at Augusta Sp. H-105
19 Steven King Drive
Augusta, ME 04330
207-622-3141

711           Collin Creek Mall #2190
881 North Central Expressway
Plano, TX 75075
972-881-0400

712           Quail Springs Mall #153
2501 W. Memorial Rd.
Oklahoma City, OK 73134
405-302-5140

713           Coconut Point Town Center #W14
23106 Fashion Place
Estero, FL 33928
239-992-2241

718           Shops at Friendly Center
Space #3326-126
3326 W. Friendly Avenue
Greenboro, NC 27410
336-362-7032

719           Parkway Place #162
2801 Memorial Pkwy SW
Huntsville, AL 35801
256-533-0410

720           Landstown Commons #739
3300 Princess Anne Road
Virginia Beach, VA 23456
757-368-0383

721           Shoppes at Bellemead #408
6535 Youree Drive
Shreveport, LA 71105
318-795-2063

C. J. Banks Address Directory

801    Southpark Mall
4500 16th Street
Space #0485 & 0490
Moline, IL 61265
309-797-9413

802    Fashion Square Mall
4895 Fashion Square Mall
Space #402 Hybird
Saginaw, MI 48602
989-249-9095

803    Oakwood Mall
4800 Golf Road
Space #716
Eau Claire, WI 54701
715-831-6277

804    Fox River Mall
4301 West Wisconsin
Appleton, WI 54913
920-733-0680

805    Mall of the Bluffs
1751 Madison Ave.
Space #530
Council Bluffs, IA 51503
712-323-1902

806    Bay City Mall
4101 Wilder Road
Space E517
Bay City, MI 48706
989-684-8226

807    Forest Mall
835 West Johnson St.
Space #E02
Fond du Lac, WI 54935
920-929-8481

808    University Park Mall
6501 N. Grape Road
Space #254
Mishawaka, IN 46545
574-243-7663

809    Burnsville Center
2016 Burnsville Center
Burnsville, MN 55306
952-892-5877

810    Northtown Mall
215 Northtown Drive
Space #D20
Blaine, MN 55434
763-783-0066

811    Westshore Mall
12331 James Street
Space #B10
Holland, MI 49424
616-355-7726

812    White Oaks Mall
2501 West Wabash Ave.
Space #A01
Springfield, IL 62704
217-698-5020

813    Lindale Mall
4444 1st Avenue N. E.
Suite #36
Cedar Rapids, IA 52402
319-378-3490

814    Rushmore Mall
2200 North Maple Avenue
Space #212
Rapid City, SD 57701-7881
605-355-0335

815    Empire Mall
4001 W 41st Street # 540
Space #25
Sioux Falls, SD 57106-6523
605-362-7825

817    Southern Hills Mall
4400 Sergeant Road
Space #314
Sioux City, IA 51106
712-276-3890

818    Meridian Mall
Space #525
1982 East Grand River Ave.
Okemos, MI 48864
517-381-5060

819    Northpark Mall
320 West Kimberly Road
Space #OO90
Davenport, IA 52806
563-391-7005

820    Cherryvale Mall
7200 Harrison Ave.
Space #H-45
Rockford, IL 61112
815-332-8820

821    Lansing Mall
5332 West Saginaw Highway
Space #168
Lansing, MI 48917
517-321-6131

822    The Lakes Mall
5600 Harvey Street
Space #2072
Muskegon, MI 49444
231-798-4263

823    Valley View Mall
3800 State Road #16
Space #178
LaCrosse, WI 54601
608-781-3351

824    Dakota Square
218 Dakota Square
Space #218
Minot, ND 58701
701-839-9429

825    Arbor Lakes
Bldg. #13
7878 Main Street North
Maple Grove, MN 55369
763-773-3000

826   Montclair Center
13023 West Center Road
Space #B/C/D
Omaha, NE 68144
402-691-2480

827    Holiday Village
1200 10th Ave. S.
Space #1
Great Falls, MT 59405
406-268-0299

828    Mesa Mall
2424 Highway 6-50
Space #110
Grand Junction, CO 81505
970-256-9826

C. J. Banks Address Directory

829    The Crossroads
6650 S. Westnedge Ave.
Space #255
Portage, MI 49024
269-324-9405

830    Mid-Rivers Mall
2272 Mid Rivers Mall
St. Peters, MO 63376
636-970-3800

831    Rimrock Mall
Space # A04
300 S. 24th Street West
Billings, MT 59102
406-655-8215

832    Columbia Mall
Space #335
2800 Columbia Road
Grand Forks, ND 58201
701-772-0621

833    South County Center
18 South Center Way
Space #467A
St Louis, MO 63129
314-487-2855

834    Frontier Mall
Space #91
1400 Del Range Blvd.
Cheyenne, WY 82001
307-432-6787

835    Twin Peaks Mall
1250 South Hover Street
Bldg. 1 Suite 20
Longmont, CO 80501
720-494-9830

836    Kennedy Mall
555 John F Kennedy Rd
Space #445
Dubuque, IA 52002
563-556-3470

837    Eastwood Mall
Space #402
5555 Youngstown-Warren Rd
Niles, OH 44446
330-652-3324

838    Capital Mall
Space #66
3600 Country Club Drive
Jefferson City, MO 65109
573-893-5527

839    Chapel Hills Mall
Space #117
1710 Briargate Blvd.
Colorado Springs, CO 80920
719-532-0095

840    The Village of Blaine
4255 Pheasant Ridge Dr.
Space #310
Blaine, MN 55449
763-783-7260

841    Rogue Valley Mall
Space #2109
1600 N. Riverside Drive
Medford, OR 97501
541-779-0877

843    Glenbrook Square
4201 Coldwater
Space #E10-b
Ft. Wayne, IN 46805
260-471-9535

844    Honey Creek Mall
3401 South US Hwy 41
Space #H3
Terre Haute, IN 47802
812-478-0391

845    Boise Towne Square Mall
Space #2323
350 N. Milwaukee
Boise, ID 83704
208-375-9529

846   Spokane Valley Mall
Space #1108
14700 East Indiania
Spokane Valley, WA 99216
509-922-6537

847    Northtown Mall
Space #2010
4750 N Division
Spokane, WA 99207
509-487-4324

848    Eastridge Mall
Space #1258
601 SE Wyoming Blvd.
Casper, WY 82609
307-472-1172

849    Riverdale Village
12771 Riverdale Blvd. NW
Suite #102
Coon Rapids, MN 55448
763-421-9163

850    Westdale Mall
2600 Edgewood Road S.W.
Space #2275 & 2280
Cedar Rapids, IA 52404
319-390-0968

851    Eden Prairie Center
8251 Flying Cloud Drive
Space #1144
Eden Prairie, MN 55344
952-944-6678

852    Independence Center
Space #G09
1156 Independence Center Drive
Independence, MO 64057
816-795-2765

853    Tippecanoe Mall
2415 Sagamore Parkway S.
Space #G11 & G12
Lafayette, IN 47905
765-446-9661

854    College Mall
Space #M-12
2916 East 3rd Street
Bloomington, IN 47401
812-339-3416

855    Brookfield Square
95 North Moorland Road
Space #D1B
Brookfield, WI 53005
262-641-8199

856    Colonie Center
131 Colonie Center
Space #280/286
Albany, NY 12205
518-482-2937

C. J. Banks Address Directory

857    Lakewood Mall
3315 6th Ave. SE
Space #43
Aberdeen, SD 57402
605-229-1551

858    Merle Hay Mall
Space #902
902 Merle Hay Mall
Des Moines, IA 50310
515-727-4955

859    Centerpointe Mall
3665 28th Street SE
Space #8B1
Grand Rapids, Ml 49512
616-575-0991

860    Conestoga Mall
3404 W 13th ST
Space #A3A
Grand Island, NE 68803
308-384-7276

861    Colonial Park Mall
Space #17/18
Route 22 & Colonial Road
Harrisburg, PA 17109
717-920-9892

862    Apache Mall
Space #1030
333 Apache Mall
Rochester, MN 55902
507-529-7680

863    Dayton Mall
Space #700
2700 Miamisburg-Centerville Rd.
Dayton, OH 45459
937-428-6071

864    Maplewood Mall
Space #2010
3001 White Bear Ave.
Maplewood, MN 55109
651-748-8050

865   River Hills Mall
Space #518
1850 Adams Street
Mankato, MN 56001-4840
507-344-1186

866    Polaris Fashion Place
1500 Polaris Parkway
Space #2248/2252
Columbus, OH 43240
614-985-0010

867    Indian Mound Mall
Space #721
771 South 30th Street
Heath, OH 43056
740-788-9120

868    River Valley Mall
1635 River Valley
Circle/Sp.#331
P.O. Box 5035
Lancaster, OH 43130
740-654-0931

869    Morgantown Mall
Space #915
9915 Mall Road
Morgantown, WV 26501
304-983-6181

870    New Towne Mall
Space #529
400 Mill Ave. S. E.
New Philadelphia, OH 44663
330-339-0081

871    Ashland Town Center
Space #250
500 Winchester Ave.
Ashland, KY 41101
606-324-1405

872    The Mall at Greece Ridge
Space #22
380 Greece Ridge Cntr. Dr.
Rochester, NY 14626
585-225-1060

873    Great Northern Mall
#B104 4155 Route 31
Space #B104
Clay, NY 13041
315-622-0907

874    Valley Mail
17301 Valley Mall Road
Space #472
Hagerstown, MD 21740
301-582-1890

875    Marketplace Mall
Space #A1-2
751 Miracle Mile Drive
Rochester, NY 14623
585-427-8380

876    Westroads Mall
Space #3232
10000 California Street
Omaha, NE 68114
402-391-1473

877    Sandusky Mall
Space #180
4314 Milan Road
Sandusky, OH 44870
419-621-9340

878    Millcreek Mall
Space #725
725 Milicreek Mall
Erie, PA 16565
814-864-9997

879    Charlestowne Mall
Space #C11a
3800 East Main Street
St Charles, IL 60174
630-443-9469

880   Capital City Mall
3512 Capital City Mall Drive
Camp Hill, PA 17011
717-731-6729

881    Antioch Center
Space #C3/C4
5241 Center Mall
Kansas City, MO 64119
816-452-7484

882    Hickory Pointe Mall
Space #1400 & 1405
1400 Hickory Point Mall
Forsyth, IL 62535
217-872-1781

883    Wyoming Valley Mall
Space #338
44 Wyoming Valley Mall
Wilkes-Barre, PA 18702-6872
570-825-8556

C. J. Banks Address Directory

884    Lycoming Mall
Space #438
300 Lycoming Mall Circle #257
Pennsdale, PA 17756
570-546-3178

885    Washington Crown Center
Space #620
1500 W. Chestnut Street
Washington, PA 15301
724-222-6240

886    Shenango Valley Mall
Space #625
3275 East State Street
Hermitage, PA 16148
724-342-7786

887    Logan Valley Mall
Space #P142
887 Logan Valley Road
Altoona, PA 16602
814-941-1168

888    Southpark Mall
Space #BU816
500 Southpark Center
Strongsville, OH 44136
440-238-0279

889    Upper Valley Mall
Space #420
1475 Upper Valley Pike
Springfield, OH 45503
937-325-5687

890    Northwoods Mall
Space #AL05
2200 War Memorial Drive
Peoria, II 61613
309-679-0482

891    Berkshire Mall
Space #D102
SWC Old State Road
Lanesboro, MA 01237
413-496-9299

892    Columbia Mall
Space #618
2300 Bernadette Drive
Columbia, MO 65203
573-447-2749

893    Chesterfield Mall
76 Chesterfield Mall
Chesterfield, MO 63017-4897
636-536-7767

894    Great Northern Mall
Space #116
116 Great Northern
N. Olmstead, OH 44070
440-777-2042

895    Pyramid Mall of Ithaca
Space #B07
40 Catherwood Road
Ithaca, NY 14850
607-257-8057

897    Salmon Run Mall
Space #B104
1300 Arsenal Street
Watertown, NY 13601
315-779-1700

898    Walden Galleria
Space #D105
34 Walden Galleria
Cheektowaga, NY 14225
716-651-9476

899    Tri-County Mall
Space #E9
11700 Princeton Pike
Cincinnati, OH 45246
513-671-0271

900    Charleston Town Center Mall
Space #1017
3000 Charleston Town Center Mall
Charlestown, WV 25389
304-344-3014

901    Valley River Center
Space #E9
210 Valley River Drive
Eugene, OR 97401
541-344-2522

902    Birchwood Mall
Space #228
4350 24th Ave.
Port Huron, MI 48059
810-385-7433

903    Towne West Square
Space #E03
4600 W. Kellogg Drive
Wichita, KS 67209
316-945-7500

904    East Town Mall
Space #F628
150 East Town Mall
Madison, WI 53704-3744
608-240-9710

905    Muncie Mall
Space #M03
3501 Granville Avenue
Muncie, IN 47303
765-286-8544

906    West Acres Shopping Center
Space #330
I-29 & 13th Avenue
Fargo, ND 58103
701-281-9922

907    Columbia Center
Suite #408
1321 N. Columbia Center Blvd.
Kennewick, WA 99336
509-734-9266

908    Grand Traverse Mall
Space #410 & 411
3200 S. Airport Road West
Traverse City, MI 49684
231-935-4051

909   Greenway Station
Space # K-4
1651 Demmingway, Suite 110
Middleton, WI 53562
608-831-1134

910    Southpointe Pavilions
Space #I-18
2940 Pine Lake Road
Lincoln, NE 68516
402-420-0022

912    Central Mall
Space #46
2259 S. 9th Street
Salina, KS 67402
785-823-3770

C. J. Banks Address Directory

913    Spring Hill Mall
1072 Spring Hill Mall
West Dundee. IL 60118
847-551-1447

914    Peru Mall
Space #H2 & H3
3940 Route 251
Peru, IL 61354
815-220-0216

915    Meadowbrook Mall
Space #445
2399 Meadowbrook Road
Bridgeport, WV 26330
304-848-0436

916    Kentucky Oaks Mall
Space #730
5101 Hinkleville Road
Paducah, KY 42001
270-442-5671

917    Huntington Mall
P.O. Box 4053
Space #643
500 Mall Road
Barboursville, WV 25504
304-733-0894

918    Legacy Village
Space #25267
25267 Cedar Road
Lyndhurst, OH 44124
216-382-7362

919    Wausau Center
Space #Al28
A-128 Wausau Center
Wausau, WI 54403
715-848-8630

920    West Park Mall
3049 William Street
Space #182
Cape Girardeau, MO 63703
573-335-2333

921   Crossroads Mall
Space #C-13
4201 West Division Street
St. Cloud, MN 56301
320-229-7476

922    Quincy Mall
3347 Quincy Mall
Space #3343
Quincy, IL 62301
217-224-8560

923    Northpark Mall
Space #180
101 Range Line Road
Joplin, MO 64801
417-623-2510

924    Crestwood Plaza
40 Crestwood Plaza
St. Louis, MO 63126
314-918-7251

925    Richland Mall
Space #18
714 Richland Mall
Mansfield, OH 44906
419-589-2922

926    Westwood Mall
Space #808
1850 W. Michigan Ave.
Jackson, MI 49202
517-768-9030

927    Sunset Mall
Space #200
1700 Market Lane
Norfolk, NE 68701
402-844-3520

928    Deerfield Town Center
Space #3000
5525 Deerfield Blvd.
Mason, OH 45040
513-770-0240

929    Ohio Valley Mall
Space #540
67800 Mall Ring Road
St. Clairsville, OH 43950
740-526-0850

930    Midland Mall
Space #240
6800 Eastman Ave.
Midland, MI 48642
989-832-8583

931    Fort Henry Mall
2101 Fort Henry Drive
Kingsport, TN 37664
423-246-4951
989-832-8583

932    McKinley Mall
Space #309
3701 McKinley Parkway
Buffalo, NY 14219
716-824-9231

933    Arnot Mall
3300 Chambers Rd Ste. 5146
Horseheads, NY 14845
607-739-8574

934    Apple Blossom Mall
Space #S171
1850 Apple Blossom Drive
Winchester, VA 22601
540-722-8175

935    Jordan Creek Town Center
101 Jordan Creek Parkway
Suite #11430
West Des Moines, IA 50266
515-225-6448

936    Clearview Mall
101 Clearview Circle
Butler, PA 16001
724-287-7700

937    Markland Mall
Space #B05
1212 South 17th Street
Kokomo, IN 46902
765-236-0084

938    Kirkwood Mall
Space #285
642 Kirkwood Mall
Bismarck, ND 58504
701-255-2783

939    Valley Mall
Space #318
1925 E. Market Street
Harrisonburg, VA 22801
540-432-6200

C. J. Banks Address Directory

940    Battlefield Mall
Space #F06A
101 Battlefield Mall
Springfield, MO 65804
417-890-4036

941    Crossroads Mall
Space #F-11
Box 10 Crossroads Mall
Mt. Hope, WV 25880
304-253-9400

942    Nittany Mall
Space #814
2900 East College Ave.
State College, PA 16801
814-235-1032

943    Southgate Mall
Space #C16
2901 Brooks Street
Missoula, MT 59801
406-549-5280

944    Westfield Gateway
5 Gateway Mall Suite #604
Lincoln, NE 68505
402-465-0378

945    Eastview Mall
Space #162
751 Eastview Mall
Victor, NY 14564
585-223-0140

946    Findlay Village Mall
Space #469
1800 Tiffin Ave.
Findlay, OH 45840
419-429-0378

947    Chautauqua Mall
Space #644
318 E. Fairmont Ave.
Lakewood, NY 14750
716-763-0848

948    Genesee Valley Mall
Space #620 & 630
3341 S. Linden Road
Flint, MI 48507
810-720-5975

949    Bangor Mall
Space #1082
663 Stillwater Ave.
Bangor, ME 04401
207-942-2412

950    Champlain Centre
Space #A111
60 Smithfield Blvd.
Plattsburg, NY 12901
518-563-4477

951    Chambersburg Mall
Space #739
864 Chambersburg Mall
Chambersburg, PA 17202
717-261-9411

952    Valley View Mall
Space #LE230
4802 Valley View Blvd. NW
Roanoke, VA 24012
540-265-1168

953    Eastland Mall
Space #1050b
1615 East Empire St.
Bloomington, IL 61701
309-662-4167

954    The Galleria
500 Galleria Drive Space #186
Johnstown, PA 15904
814-266-0461

955    South Towne Center
Space #1220
10450 S. State Street
Sandy, UT 84070
801-553-1179

956   Concord Mall
Space #1214
3701 South Main
Elkhart, In 46517
574-875-9570

957    Miami Valley Centre
Space #C4
987 East Ash
Piqua, OH 45356
937-773-8510

958    Rotterdam Square Mall
Space# A114
93 W. Campbell Road
Schenectady, NY 12306
518-370-0011

959    Westmoreland Mall
Space #117
5256 Route 30
Greensburg, PA 15601
724-853-1428

960    Susquehanna Valley Mall
Space #C8 & C9
3 Susquehanna Valley Mall
Selinsgrove, PA 17870
570-374-3551

961    Wilton Mall at Saratoga
Space #B11a
3065 Route 50
Saratoga Springs, NY 12866
518-587-8121

962    Bay Park Square
339 Bay Park Square
Green Bay, WI 54304
920-494-7736

963    Layton Hills Mall
Space #2056
1076 Layton Hills Mall
Layton, UT 84041
801-444-0310

964    Westgate Mall
7701 West I-40
Space #716
Amarillo, TX 79121
806-356-8349

965    Branson Landing
1011 Branson Landing
Branson, MO 65616
417-239-1676

966    St. Clair Square
175 St. Clair Square
Fairview Heights, IL 62208
618-624-7218

C. J. Banks Address Directory

967           York Gallera
Space #130
2899 Whiteford Road (US 30)
York, PA 17402
717-755-6201

968           Lima Mall
Space #564 & 548
2400 Elida Road
Lima, OH 45805
419-224-3000

969           Magic Valley Mall
Space #195
1485 Poleline Road East
Twin Falls, ID 83301
208-735-8311

970           Greenwood Park
Space #F11
1251 US 31 North
Greenwood, IN 46142
317-888-7233

971           Mercer Mall
7193 Route 25
Space #725
Bluefield, WV 24701
304-324-8448

972           Westfield Shoppingtown
8700 N.E. Vancouver Mall Drive
Space #214
Vancouver, WA 98662
360-944-6720

973           Manhattan Town Center
100 Manhattan Town Center
Manhattan, KS 66502
785-539-3611

974           Galleria @ Pittsburgh Mills
208 Pittsburgh Mills Circle
Space #208
Tarentum, PA 15084
724-274-4292

975           Green Oak Village Place
Retail F, 9736 Village Place Blvd. Space #F
Brighton, MI 48116
810-225-8370

976           Mall at Hays
2918 Vine Street
Space #200 Hays, KS 67601
785-625-6384

977           Village Square Mall
68 Village Square Mall
Effingham, IL 62401
217-347-7202

978           Kitsap Mall
10315 Silverdale Way N.W.
Space #
Silverdale, WA 98383
360-692-4046

979           Shops at Boardwalk
8638 North Boardwalk Ave.
Space #14
Kansas City, MO 64154
816-741-8812

980           North Grand Mall
2801 Grand Avenue
Space #1090
Ames, IA 50010
515-232-9126

981           Summit Mall
Space #654
3265 West Market Street
Akron, OH 44333
330-873-1730

982           Town Center at Levis Commons
4175 Levis Commons Blvd.
Perrysburg, OH 43551
419-872-3750

983           South Hill Mall
3500 South Meridian
Puyallup, WA 98373
253-435-4472

984          Mall of America
278 South Blvd,
Bloomington, MN 55425
952-814-0193

985           Westfield Southlake
2109 Southlake Mall
Space DL438
Merrillville, IN 46410
219-791-1004

986           Garden City Plaza
2204 E. Kansas Ave.
Space #3
Garden City, KS 67846
620-260-9407

987           New River Valley Mall
756 New River Road
Christianburg, VA 24073
540-381-4615

988           West Ridge Mall
1801 Wanamaker Road
Topeka, KS 66604
785-273-5904

989           Auburn Mall
550 Center Street
Space #1108
Auburn, ME 04210
207-795-5037

990           Northfield Square
Space #424a
1600 N.State Route 50
Bourbannais, IL 60914
815-935-2070

991           Westfield Capital
625 Black Lake Blvd.
Space #G10
Olympia, WA 98502
360-705-3794

992           Eastland Mall
800 North Green River Road
Space #314
Evansville, IN 47715
812-474-9840

994           Crestview Hills Town Center
2825 Town Center Blvd.
Space #2020
Crestview Hills, KY 41017
859-331-4498

995           Viewmont Mall
100 Viewmont Mall
Space #824
Scranton, PA 18505
570-941-8582

C. J. Banks Address Directory

996           University Mall
57 E. University Parkway
Space #A8A
Orem, UT 84097
801-224-1821

997           Shadow Lake Towne Center
7474 Towne Center Pky.
Ste. #T-115 Space Q115
Papillion, NE 68046
402-592-1644

998           Mt. Shasta Mall
900 Dana Drive
Space #C-17
Redding, CA 96001
530-222-2246

999           Southbridge Mall
100 South Federal
Space #402 & 403
Mason City, IA 50401
641-421-7155

1000     Gallatin Valley Mall
2825 West Main Street
Space #3E2
Bozeman, MT 59718
406-586-1033

1001     Towne Mall
1704 North Dixie Highway
Space #B-6
Elizabethtown, KY 42701
270-737-0042

1002     Southern Park Mall
7401 Market Street
Space #855A
Youngstown, OH 44512
330-758-4212

1003     Hutchinson Mall
1500 East 11th Ave.
Space #G09
Hutchinson, KS 67501
620-669-9133

1004    Central Mall
5111 Rogers Ave.
Fort Smith, AR 72903
479-478-0385

1005     Woodbury Lakes
9100 Hudson Road
Suite #110
Woodbury, MN 55125
651-264-0182

1006     Grand Central Mall
100 Grand Central mail
Space #340
Parkersburg, WV26101
304-422-6002

1007 Silver Lake Mall
200 West Hanley Ave.
Space #1215
Coeur d’ Alene, ID 83815
208-762-8426

1008     Northtowne Mall
1500 North Clinton
Space #1008
Defiance, OH 43512
419-782-1203

1009     Coventry Mall
Route 724 North 100
Space #E-9
Pottstown, PA 19465
610-323-8645

1010     Regency Mall
5538 Durand Ave.
Space #228
Racine, WI 53406
262-554-1773

1011     Southland Center
23000 Eureka Road
Space #1655
Taylor, MI 48180
734-287-2561

1012     Metropolis
314 Metropolis Mile, Suite 125
Space #D-310
Plainfield, IN 46168
317-837-1434

1013     Park City Center
569 E. Park City Center
Lancaster, PA 17601
717-295-5302

1014     Animas Valley Mall
4601 East Main Street
Space #490
Farmington, NM 87402
505-326-0235

1015     Rivertown Crossing
3700 Rivertown Parkway
Space #1210
Grandville, MI 49418
616-249-8334

1016     Prescott Gateway
3250 Gateway Blvd.
Space #1194
Prescott, AZ 86303
928-771-3737

1017     River Ridge Mall
3405 Candlers Mountian Road
Space #355
Lynchburg, VA 24502
434-239-0198

1018     Jefferson Pointe
4110 W. Jefferson Blvd.
Space #H-3
Fort Wayne, IN 46804
260-459-3424

1020     Tyrone Square
6901 22nd Avenue North
Space #520
St. Petersburg, FL 33710
727-347-2190

1021     Eastern Hills Mall
4545 Transit Road
Space #734
Williamsville, NY 14221
716-565-1918

1022     College Square
2550 East Morris Blvd.
Space #59
Morristown, TN 37813
423-581-9619

1023     Foothills Mall
168 Foothills Mall
Space #12
Maryville, TN 37801
865-681-7900

C. J. Banks Address Directory

1024     University Mall
145 Dorset Street
Space #H9
So. Burlington, VT 05403
802-862-5198

1025     Valley West
1551 Valley West Drive
Space #281
W. Des Moines, IA 50266
515-224-3918

1026     Port Charlotte Town Center
1441 Tamiami Trail
Space #641
Port Charlotte, FL 33948
941-613-6824

1028     Marketplace Shopping Center
2000 North Neil Street
Champaign, IL 61820
217-355-0012

1029     The Green
110 plum Street
Space #D-206
Beaver Creek, OH 45440
937-431-8272

1030     Mesilla Valley
700 South Telshor Blvd.
Space #1548
Las Cruces, NM 88011
505-521-4639

1031     Pueblo Mall
3441 Dillion Drive
Space #G-15
Pueblo, CO 81008
719-543-0158

1032     Farancis Scott Key
5500 Buckeystown Road
Frederick, MD 21703
301-668-2880

1033 Pinnacle Hills Promenade
2203 South Promenade Blvd.
Space #1110
Rogers, AK 72758
479-631-0822

1034     Cary Town Center
1105 Walnut Street
Space #G146
Cary, NC 27511
919-467-4303

1035     Mall at Whitney Field
9 Sack Blvd.
Space #24, 25, 26
Leominster, MA 01453
978-534-3671

1036     Cottonwood Mall
10000 Coors Bypass
Space #E-213
Albuquerque, NM 87114
505-890-1327

1037     Mall of Abiline
4310 Buffalo Gap Road
Space #1128
Abilene, TX 79606
325-793-9809

1038     Salem Center
Space #01118
480 Center St.NE
Salem, OR 97301
503-371-7026

1039     Yorktown Center
Space #260
203 Yorktown Shopping Center
Lombard, IL 60148
630-953-9082

1040     Cool Springs Galleria
1800 Galleria Blvd.
Space #1120
Franklin, TN 37067
615-778-1674

1042    The Orchard
14587 Deleware St.
Suite #200
Westminister, CO 80020
303-255-4940

1043     Westland Center
Space #205/208
35000 Warren Rd.
Westland, MI 48185
734-525-4996

1044     Flagstaff Mall
Space #G024
4650 N US Hwy 89
Flagstaff, AZ 86004
928-526-7981

1045     The Commons at Federal Way
2026 South Commons
Space #C-16
Federal Way, WA 98003
253-529-1701

1046     The Orchard
Space #8651
8651 Clinton Street
New Hartford, NY 13413
315-768-1788

1047     Washington Park Mall
2350 S.E. Washington Blvd.
Bartlesville, OK 74006
918-331-2193

1048     The Citadel
750 Citadel Drive East
Space #2288
Colorado Springs, CO 80909
719-591-0650

1049 Stones River Mall
1720 Old Fort Pkwy.
Space #L215
Murfreesboro, TN 37129
615-849-3860/On Hold till Fall

1050     Newgate Mall
3651 Wall Ave
Space #1202
Ogden, UT 84405
801-393-6806

1051     Providence Marketplace
401 S. Mt. Juliet Rd. Suite #450
Space #Bldg 600
Mt. Juliet, TN 37122
615-758-4932

1053     Carolina Mall
1480 Concord Parkway N.
Space #15
Concord, NC 28025
704-793-4874

C. J. Banks Address Directory

1054     Kandi Mall
1605 South 1st. Street
Space #C 10 & 11
Willmar, MN 56201
320-235-1296

1056     The Shops at Norterra
Suite 1207
2480 W Happy Valley Rd
Phoenix, AZ 85085
623-581-0306

1058     Shops at River Crossing
5080 Riverside Drive
Suite #414
Macon, GA 31210
478-474-5604

1061     Patrick Henry Mall
Space #212
12300 Jefferson Ave.
Newport News, VA 23602
757-930-0585

1063     The Avenue Forsyth
410 @ Peachtree Parkway
Space #230
Cumming, GA 30041
770-886-8810

1067     Promenade Shops @Centerra
Space #C 148
5971 Skypond Drive
Loveland, CO 80538
970-203-0352

1068     Janesville Mall
Space #119
2500 Milton Ave.
Janesville, WI 53545
608-754-2283

1070     Rock Hill Galleria
Space #127
2301 Dave Lyle Blvd.
Rock Hill, SC 29730
803-326-9936

1072     Miller Hall Mall
Space #E02C
1600 Miller Trunk Hwy
Duluth, MN 55811
218-727-4407/218-727-1416

1073     Belmar Shopping Center
Space #2-M3
7239 W. Alaska Dr
Lakewood, CO 80226
303-922-9036

1074     Southlands
Space #104 B
6295 So. Main St.
Aurora, CO 80016
303-400-6365

1075  Asheville Mall
Space #H2
3 S Tunnel Rd.
Asheville, NC 28805
828-299-3383

1076     Coconut Point
Space #W15
23106 Fashion Drive
Estero, FL 33928
239-948-2511

1078     Shops at Friendly Center
Space #125
3326 West Friendly Center
Greensboro, NC 27408
336-292-9375

1079     Parkway Place
Space #260
2801 Memorial Pky. SW
Huntsville, AL 35801
256-536-1356

1080     Landstown Commons
3300 Princess Anne Road
Space #741
Virginia Beach, VA 23456
757-368-0695

1081     Coral Ridge Mall
Space #117
1451 Coral Ridge Ave.
Coralville, IA 52241
319-338-1663

1084     The Avenue Viera
Suite 103
2281 Town Center Avenue
Viera, FL 32940
321-633-1725

1085 Midtown Village
Space #110
1800 McFarland Blvd E.
Tuscaloosa, AL 35401
205-345-5385

1086     Rosedale Center
338 Rosedale Center
Space #590
Roseville, MN 55113
651-639-0260

1087     Hamilton Town Center
14002 Hoard Drive
Suite #300
Noblesville, IN 46062
317-770-9401

acorn

Store Directory

3002   Mount Pleasant Town Center
1636 Palmetto Grande Drive
Mount Pleasant, SC 29464-2305
843-216-2901
Jerry Crayton

3003   Deer Park Town Center
20530 North Rand Road
Suite 330
Deer Park, IL 60010-7238
847-438-2679
Cindy Gniech

3004   Algonquin
1958 S. Randall Road
Algonquin, IL 60102-5926
847-854-6620
Maria Crivellone

3006   Shoppes at College Hills
303 S Veterans Parkway,
Ste 105
Normal, IL 61761-7607
309-862-2620
Dani Mason

3007   Crestview Hills Town Center
2837 Town Center Blvd
Crestview Hills, KY 41017-2412
859-341-3505
Robert Wilson

3008   Shoppes of Burr Ridge
Space #Bldg. 5A, #585
715 Village Center Dr.
Burr Ridge, IL 60527
630-325-5360
Linda Bird

3009   50th & France
3914 West 50th Street
Edina, MN 55424-1202
952-926-2710
Debbie Dubinsky

3010 Shoppes at Farmington Valley
110 Albany Turnpike, Ste. 907
Canton, CT 06019
860-693-2006
Jennifer Page

3011   Wayzata
701 East Lake Street, Suite B
Wayzata, MN 55391
952-475-8276
Sandy Gilbertson

3012   Mall of America
276 South Avenue
Bloomington, MN 55425
952-814-0010
Katy Pierson

3013   Streets of Chester
Space# A-142
380 State Route 206 So.
Chester, NJ 07930
908-879-2703
Lynn Koerner-Maier

3015   The Pinnacle at Turkey Creek
11327 Parkside Drive
Knoxville, TN 37934
865-671-6434
Leann Estep

3016   Market Fair
Space #2206
3535 US Hwy 1
Princeton, NJ 08540
609-799-8315
Pat Gentles

3017   29th Street
Space #1044
1750 29th Street, #1044
Boulder, CO 80301
303-444-4381
Rita Bartram

3019   North Point Village
7300 North Point Parkway, Suite 110
Alpharetta, GA 30022-4890
678-762-0905
Tonya Rose-Murphy

3021   Saddle Creek
Space #8B
7615 W. Farmington Ave. #34
Germantown, TN 38138
901-309-2698
Keisha Huey

3022   The Forum on Peachtree
Parkway
5151 Peachtree Parkway
Norcross, GA 30092-6525
770-662-0223
Debbie McGinnis

3023   Shops at River Ridge
4375 West Dubline-
Granville Rd.
Dublin, OH 43017
614-210-0268
Roberta Pyrett

3024   River Road II Shopping Center
5007 Huguenot Road
Richmond, VA 23226-3323
804-282-9610
Cheryl Camp

3025   Fairfax Corners
11940 Grand Commons Ave.
Fairfax, VA 22030-8613
703-266-5771
Carm Anatalio

3028   North Hills
4350 Lassiter at No. Hills Ave.
Suite 110
Raleigh, NC 27609
919-881-9061
Kimberly Bustillo

3031   Kalamazoo
125 S. Kalamazoo Mall
Kalamazoo, MI 49007-4839
269-373-2586
Chanda Ringel

3033   Legacy Village
25265 Cedar Road
Lyndhurst, OH 44124-3783
216-382-2606
Peggy O’Malley

3035   Streets of West Chester
9444 Waterfront Drive
West Chester OH 45069-7145
513-779-6310
Open

acorn

Store Directory

3038   The Village at Sandhill
630-11 Promenade Place
Columbia, SC 29229
803-462-0515
Cynthia Bowman

3039   The Avenue at East Cobb
4475 Roswell Road, Suite 1120
Marietta, GA 30062-8191
770-973-7888
Kelly Ann Solak

3040   The Greene Town Center
Space #G-118
73 Plum Street
Dayton, OH 45440
937-429-2470
Cheryl Zipf

3042   Shops at Friendly Center
Space #117
3326 West Friendly Avenue
Greensboro, NC 27410
336-852-5951
Martha Eckhart

3043   Harvard Square
Space #106B
18000-P West Bluemound Rd
Brookfield, WI 53045
262-794-0650
Lisa Gerard

3044   Boardwalk
Space #6889
6889 Orchard Lake Road
West Bloomfield, MI 48322
248-737-5890
Kathie Flanigan

3045   Aspen Grove
Space #342
7301 So. Santa Fe Drive, #342
Littleton, CO 80120
720-283-3932
Pam Baldwin

3046   Main Street Promenade
Space #165
55 South Main Street
Naperville, IL 60540
630-355-8142
Nelly Brown

3048   Abercorn Walk
Space #20
5525 Abercorn Street, Suite 20
Savannah, GA 31405
912-355-9311
Patricia Feuerllne

3049   The Shoppes @ Grand Prairie
Space #240
5201 West War Memorial Dr.#240
Peoria, IL 61615
309-693-2930
Ann Maher

3051   Blakeney Town Center
Space #Bldg. C-7
9852 Rea Road, Suite E
Charlotte, NC 28277
704-540-6475
Julie Rawls

3052   Mall at Shelter Cove
Space #B-7
24 Shelter Cove Lane
Hilton Head, SC 29928
843-341-3807
Louise Lund

Schedule 5.1 to Credit and Security Agreement

TRADE NAMES, CHIEF EXECUTIVE OFFICE, PRINCIPAL PLACE OF BUSINESS,
AND LOCATIONS OF COLLATERAL

TRADE NAMES

Christopher & Banks

C.J. Banks

Acorn

CHIEF EXECUTIVE OFFICE/PRINCIPAL PLACE OF BUSINESS

2400 Xenium Lane North

Plymouth, Minnesota 55441

OTHER INVENTORY AND EQUIPMENT LOCATIONS

150 Omicron Court, Shepherdsville, KY 40165

See spreadsheets attached to Exhibit C.

Schedule 5.2 to Credit and Security Agreement

CAPITALIZATION AND ORGANIZATIONAL CHART

Christopher & Banks Corporation, a Delaware corporation (“CBK”), is the parent organization and its stock is traded on the New York Stock Exchange.  Christopher & Banks, Inc., a Minnesota corporation (“CBI”) and wholly-owned subsidiary of CBK, is the operating company and the Borrower under the Credit and Security Agreement.  As of May 23, 2008, Christopher & Banks Company, a Minnesota corporation (“CBC”), is a wholly owned subsidiary of CBI.

Schedule 5.7 to Credit and Security Agreement

LITIGATION MATTERS

None.

Schedule 5.11 to Credit and Security Agreement

INTELLECTUAL PROPERTY DISCLOSURES

The Borrower has the following trademarks and applications to register trademarks:

See the attached list.

The Borrower files a copyright on many of its designs and as of May 23, 2008 has in excess of 5,800 copyrights registered with the U.S. Copyright Office.  This list is subject to continual changes, and a current list of all recorded copyrights owned by the Borrower and/or the Guarantor may be obtained by the Lender from the U.S. Copyright Office’s website.

Christopher & Banks Trademarks

Trademark Name, Goods & Services and/or Description	Company	Country	Reference No.	Date Filed	Application No.	Registration Date	Registration No.	Status

ACORN* Retail women’s apparel stores, specifically excluding footwear and headwear, namely, boots, shoes, slippers, socks, hats and scarves	C&B Services Co.	U.S.	54975.4.1	05/23/2006	78/890,303			Suspended 11/28/2007

ACORN STORES* Retail women’s apparel stores.	C&B Services Co.	Canada	54975.14.1	11/1/2006	1323028			Pending

ACORN STORES* Retail women’s apparel stores, specifically excluding footwear and headwear, namely, boots, shoes, slippers, socks, hats and scarves	C&B Services Co.	U.S.	54975.5.1	07/06/2006	78/923,619			Suspended 11/23/2007

C&B BY CHRISTOPHER & BANKS Women’s clothing, namely pants, skirts, blouses, shirts, sweaters, knit tops and jackets	C&B Co.	Canada	54975.8.1	01/30/2001	1090808	02/12/2004	TMA602136	Registered

C&B BY CHRISTOPHER & BANKS Women’s clothing, namely pants, skirts, blouses, shirts, sweaters, knit tops and, jackets	C&B, Inc.	U.S.	54975.1.27	09/01/2000	76/120,851	09/25/2001	2,492,451	Allow to lapse

CAJAMAR Women’s clothing, namely, pants, skirts, blouses, shirts, sweaters, knit tops and jackets; clothing accessories, namely, scarves; leather goods, namely belts; jewelry; namely, necklaces and earrings; gifts, namely, books and stationary, key chains, glass wear, desktop and home goods	C&B Co.	U.S.	54975.19.1	02/06/2008	77/390,659			Pending

* The Company uses the name “Acorn” for the store concept it acquired from Gilmore Brothers, Inc. in November 2004, though it does not hold a federally registered trademark or service mark for that name. The Company believes it has established common law rights in this trademark.

1

Trademark Name, Goods & Services and/or Description	Company	Country	Reference No.	Date Filed	Application No.	Registration Date	Registration No.	Status

cb design Women’s clothing and apparel; clothing accessories; leather goods; jewelry; purses and bags; gifts; books and stationary; key chains; glass wear; desktop and home goods; shoes; retail store and online services featuring women’s clothing and apparel; clothing accessories; leather goods; jewelry; purses and bags; gifts; books and stationary; key chains; glass wear; desktop and home goods; shoes.	C&B Co.	Canada	54975.38.1					Proposed

cb design Women’s clothing and apparel; clothing accessories; leather goods; jewelry; purses and bags; gifts; books and stationary; key chains; glass wear; desktop and home goods; shoes; retail store and online services featuring women’s clothing and apparel; clothing accessories; leather goods; jewelry; purses and bags; gifts; books and stationary; key chains; glass wear; desktop and home goods; shoes.	C&B, Inc.	U.S.	54975.32.1	04/18/2008	77/451,576			Pending

CBK: SPORT Women’s clothing.	C&B Co.	Canada	54975.12.1	10/27/2006	1322476			Pending

CBK SPORT Women’s clothing, namely, tank tops, camisoles, t-shirts, pullovers, cardigans, sweatshirts, shirts, pants, shorts, capris and skirts	C&B Co.	U.S.	54975.2.1	05/19/2006	78/888,275			Pending

CHRISTOPHER & BANKS Women’s clothing, namely pants, skirts, blouses, shirts, sweaters, knittops, scarves, and jackets	C&B Co.	U.S.	54975.11.1	08/27/1987	73/680,936	04/19/1988	1,485,374	Registered

2

Trademark Name, Goods & Services and/or Description	Company	Country	Reference No.	Date Filed	Application No.	Registration Date	Registration No.	Status

CHRISTOPHER & BANKS Jewelry; namely, necklaces and earrings	C&B Co.	U.S.	54975.10.1	01/07/1999	75/617.157	01/25/2000	2,311.711	Registered

CHRISTOPHER & BANKS Retail store services in the field of clothing	C&B Co.	U.S.	54975.9.1	01/07/1999	75/617,156	03/21/2000	2,331,821	Registered

christopher & banks (lower case word mark) Women’s clothing and apparel; clothing accessories; leather goods; jewelry; purses and bags; gifts; books and stationary; key chains; glass wear; desktop and home goods; shoes; retail store and online services featuring women’s clothing and apparel; clothing accessories; leather goods; jewelry; purses and bags; gifts; books and stationary; key chains; glass wear; desktop and home goods; shoes.	C&B Co.	Canada	54975.37.1					Proposed

christopher & banks (lower case word mark) Women’s clothing and apparel; clothing accessories; leather goods; jewelry; purses and bags; gifts; books and stationary; key chains; glass wear; desktop and home goods; shoes; retail store and online services featuring women’s clothing and apparel; clothing accessories; leather goods; jewelry; purses and bags; gifts; books and stationary; key chains; glass wear; desktop and home goods; shoes.	C&B Co.	U.S.	54975.31.1	04/18/2008	7/451,568			Pending

3

Trademark Name, Goods & Services and/or Description	Company	Country	Reference No.	Date Filed	Application No.	Registration Date	Registration No.	Status

christopher & banks and cb design Women’s clothing and apparel; clothing accessories; leather goods; jewelry; purses and bags; gifts; books and stationary; key chains; glass wear; desktop and home goods; shoes; retail store and online services featuring women’s clothing and apparel; clothing accessories; leather goods; jewelry; purses and bags; gifts; books and stationary; key chains; glass wear; desktop and home goods; shoes.	C&B Co.	Canada	54975.36.1					Proposed

christopher & banks and cb design Women’s clothing and apparel; clothing accessories; leather goods; jewelry; purses and bags; gifts; books and stationary; key chains; glass wear; desktop and home goods; shoes; retail store and online services featuring women’s clothing and apparel; clothing accessories; leather goods; jewelry; purses and bags; gifts; books and stationary; key chains; glass wear; desktop and home goods; shoes.	C&B Co.	U.S.	54975.30.1	04/18/2008	77/451564			Pending

cj design Women’s clothing and apparel; clothing accessories; leather goods; jewelry; purses and bags; gifts; books and stationary; key chains; glass wear; desktop and home goods; shoes; retail store and online services featuring women’s clothing and apparel; clothing accessories; leather goods; jewelry; purses and bags; gifts; books and stationary; key chains; glass wear; desktop and home goods; shoes.	C&B Co.	Canada	54975.41.1					Proposed

4

Trademark Name, Goods & Services and/or Description	Company	Country	Reference No.	Date Filed	Application No.	Registration Date	Registration No.	Status

cj design Women’s clothing and apparel; clothing accessories; leather goods; jewelry; purses and bags; gifts; books and stationary; key chains; glass wear; desktop and home goods; shoes; retail store and online services featuring women’s clothing and apparel; clothing accessories; leather goods; jewelry; purses and bags; gifts; books and stationary; key chains; glass wear; desktop and home goods; shoes.	C&B Co,	U.S.	54975.35.1	04/18/2008	77/451,600			Pending

cj banks (lower case word mark) Women’s clothing and apparel; clothing accessories; leather goods; jewelry; purses and bags; gifts: books and stationary; key chains; glass wear; desktop and home goods; shoes; retail store and online services featuring women’s clothing and apparel; clothing accessories; leather goods; jewelry; purses and bags; gifts; books and stationary; key chains; glass wear; desktop and home goods; shoes.	C&B Co.	Canada	54975.40.1					Proposed

cj banks (lower case word mark) Women’s clothing and apparel; clothing accessories; leather goods; jewelry; purses and bags; gifts; books and stationary; key chains; glass wear; desktop and home goods; shoes; retail store and online services featuring women’s clothing and apparel; clothing accessories; leather goods; jewelry; purses and bags; gifts; books and stationary; key chains; glass wear; desktop and home goods; shoes.	C&B Co.	U.S.	54975.34.1	04/18/2008	77/451,583			Pending

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Trademark Name, Goods & Services and/or Description	Company	Country	Reference No.	Date Filed	Application No.	Registration Date	Registration No.	Status

cj banks and cj design Women’s clothing and apparel; clothing accessories; leather goods; jewelry; purses and bags: gifts; books and stationary; key chains; glass wear; desktop and home goods; shoes; retail store and online services featuring women’s clothing and apparel; clothing accessories; leather goods; jewelry; purses and bags; gifts; books and stationary; key chains; glass m ear; desktop and home goods; shoes.	C&B Co.	Canada	54975.39.1					Proposed

ej banks and cj design Women’s clothing and apparel; clothing accessories; leather goods; jewelry; purses and bags; gifts; books and stationary; key chains; glass wear; desktop and home goods; shoes; retail store and online services featuring women’s clothing and apparel; clothing accessories; leather goods; jewelry; purses and bags; gifts; books and stationary; key chains; glass wear; desktop and home goods; shoes.	C&B Co.	U.S.	54975.33.1	04/18/2008	77/451,581			Pending

CI BANKS - DESIGNED FOR YOU Women’s clothing. namely, pants, skirts, blouses, shirts, sweaters, knit tops, and jackets	C&B Co.	U.S.	54975.15.1	11/30/2006	77/054,229			Allowed 8/21/2007

CJ SPORT Women’s clothing, namely, tank tops, camisoles, t-shirts, pullovers, cardigans, sweatshirts. shorts, pants, capris and skirts	C&B Co.	U.S.	54975.3.1	05/19/2006	78/888,277			Suspended 12/6/2007

C.J. BANKS Retail store services in the Field of clothing	C&B Co.	U.S.	54975.7.1	02/21/2000	75/929,661	07/03/2001	2,466,691	Registered

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Trademark Name, Goods & Services and/or Description	Company	Country	Reference No.	Date Filed	Application No.	Registration Date	Registration No.	Status

CLOTHESLINES DESIGNED FOR YOU BY CJ BANKS & DESIGN Women’s clothing, namely, pants, skirts, blouses, shirts, sweaters, knit tops, and jackets (The marks consists of the word “Clothesline Designed for you by CJ Banks” in oval background with swirls)	C&B Co.	U.S.	54975.18.1	12/14/2007	77/351,971			Pending

COCO & JANE (word mark only) Retail services featuring women’s clothing and apparel, namely, purses, jewelry and gifts.	C&B Co.	U.S.	54975.24.1	03/21/2008	77/428,502			Pending

COCO & JANE (word mark only) Women’s clothing and apparel; clothing accessories; leather goods; jewelry; purses and bags; gifts; books and stationary; key chains; glass wear; desktop and home goods; shoes; retail store and online services featuring women’s clothing and apparel; clothing accessories; leather goods; jewelry; purses and bags; gifts; books and stationary; key chains; glass wear; desktop and home goods; shoes.	C&B Co.	U.S.	54975.28.1	04/18/2008	77/451,557			Pending

COCO & JANE and Design Retail services featuring women’s clothing and apparel, namely, purses, jewelry and gifts.	C&B Co.	U.S.	54975.25.1	03/21/2008	77/428,538			Pending

COCO & JANE and Design Women’s clothing and apparel; clothing accessories; leather goods; jewelry; purses and bags; gifts; books and stationary; key chains; glass wear; desktop and home goods; shoes; retail store and online services featuring women’s clothing and apparel; clothing accessories; leather goods; jewelry; purses and bags: gifts; books and stationary; key chains; glass wear; desktop and home goods; shoes.	C&B Co.	U.S.	54975.29.1	03/21/2008	77/428,534			Pending

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Trademark Name, Goods & Services and/or Description	Company	Country	Reference No.	Date Filed	Application No.	Registration Date	Registration No.	Status

EVERY DAY WOMEN DO AMAZING THINGS Retail department store services	C&B Services Co.	U.S.	54975.21. I	08/18/2004	78/469,598	01/24/2006	3,051,775	Registered

FIND 1 OUR TRUE STYLE Women’s clothing, namely, pants, skirts, blouses, shirts, sweaters, knit tops, and jackets	C&B Co.	U.S.	54975.17.1	12/14/2007	77/3510,972			Pending

IT’S A PROPORTION NOT A SIZE (tagline to be used with stylized Petite mark) Women’s clothing, namely, pants, skirts, blouses, shirts, sweaters, knit tops and jackets; clothing accessories, namely, scarves; leather goods, namely belts; jewelry, namely, necklaces and earrings: gifts, namely books and stationary, key chains, glass wear, desktop and home goods	C&B Co.	U.S.	54975.20.1	02/21/2008	77/402,269			Pending

PETITE (stylized word mark) Women’s clothing and apparel, and accessories.	C&B Co.	U.S.	54975.26.1	04/18/2008	77/451,554			Pending

SHAPELY SILHOUETTES Women’s clothing, namely pants, skirts, blouses, shirts, sweaters, knit tops, and jackets	C&B Co.	U.S.	54975.6.1	10/15/2001	78/088,469	10/15/2002	2,637,504	Allow to lapse

SIZE I4 AND MORE Women’s clothing and apparel, and accessories.	C&B Co.	U.S.	54975.27.1	04/18/2008	77/451,549			Pending

TUMMY SLIMMER Women’s clothing and apparel	C&B Co.	U.S.	54975.23.1	03/21/2008	77/428,501			Pending

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Schedule 5.14 to Credit and Security Agreement

ENVIRONMENTAL MATTERS

None.

Schedule 6.3 to Credit and Security Agreement

PERMITTED LIENS

None.

Schedule 6.4 to Credit and Security Agreement

Permitted Indebtedness and Guaranties

INDEBTEDNESS

NONE.

GUARANTIES

NONE.